As filed with the Securities and Exchange Commission on September 14, 2001.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                          JOHN HANCOCK CURRENT INTEREST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Strategic Series.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-50931 and 811-2485).

It is proposed that this filing will become effective on October 15, 2001 pursuant to Rule 488 under the Securities Act of 1933.

                          JOHN HANCOCK CURRENT INTEREST

                              CROSS-REFERENCE SHEET

                           Items Required by Form N-14

PART A
------

Item No.                   Item Caption                                         Prospectus Caption
--------                   ------------                                         ------------------

   1.                      Beginning of Registration                            COVER PAGE OF REGISTRATION
                           Statement and Outside Front                          STATEMENT; FRONT COVER PAGE OF
                           Cover Page of Prospectus                             PROSPECTUS

   2.                      Beginning and Outside Back                           TABLE OF CONTENTS
                           Cover Page of Prospectus

   3.                      Synopsis and Risk Factors                            OVERVIEW; INVESTMENT RISKS

   4.                      Information About the                                INTRODUCTION; OVERVIEW; MAIN
                           Transaction                                          RISKS; INFORMATION CONCERNING THE
                                                                                MEETING; PROPOSAL TO APPROVE THE
                                                                                AGREEMENT AND PLAN OF REORGANIZATION;
                                                                                CAPITALIZATION

   5.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Registrant                                           OVERVIEW; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   6.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Company Being Acquired                               OVERVIEW; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   7.                      Voting Information                                   PROSPECTUS COVER PAGE; NOTICE OF
                                                                                SPECIAL MEETING OF SHAREHOLDERS;
                                                                                SUMMARY; INFORMATION CONCERNING
                                                                                THE MEETING; VOTING RIGHTS AND
                                                                                REQUIRED VOTE

   8.                      Interest of Certain Persons                          EXPERTS
                           and Experts

   9.                      Additional Information                               NOT APPLICABLE
                           Required for Reoffering by
                           Persons Deemed to be
                           Underwriters


PART B
------

                                                                                Caption in Statement of
Item No.                   Item Caption                                         Additional Information
--------                   ------------                                         ----------------------

  10.                      Cover Page                                           COVER PAGE

  11.                      Table of Contents                                    TABLE OF CONTENTS

  12.                      Additional Information                               ADDITIONAL INFORMATION ABOUT
                           About the Registrant                                 U.S. GOVERNMENT CASH RESERVE

  13.                      Additional Information About                         ADDITIONAL INFORMATION ABOUT
                           the Company Being Acquired                           CASH RESERVE, INC.

  14.                      Financial Statements                                 ADDITIONAL INFORMATION ABOUT U.S. GOVERNMENT CASH
                                                                                RESERVE; ADDITIONAL INFORMATION ABOUT CASH RESERVE
                                                                                INC.; PRO FORMA COMBINED FINANCIAL
                                                                                STATEMENTS
PART C
------

Item No.               Item Caption
--------               ------------

  15.                      Indemnification                                      INDEMNIFICATION

  16.                      Exhibits                                             EXHIBITS

  17.                      Undertakings                                         UNDERTAKINGS


November 1, 2001



Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Cash Reserve, Inc.

The John Hancock Cash Reserve Inc's asset base has been declining since its closing to new investors in September 1996 and stands at a comparatively low level to its peers, approximately $19 million. We believe this trend will continue in the future and cause your fund's expense ratio to increase, which may negatively impact your performance. Consolidating your fund's assets with a similar fund to increase the overall asset base is a logical path for containing the fund's expense ratios going forward.

You may be aware that John Hancock Funds offers a similar money market fund called John Hancock U.S. Government Cash Reserve. U.S. Government Cash Reserve's investment objective is to maximize current income consistent with capital preservation while seeking to maintain a stable share price of $1.

After careful consideration, your fund's directors have unanimously agreed to a tax-free reorganization of your fund into John Hancock U.S. Government Cash Reserve which will offer you a similar investment objectives and strategy. Taking this reorganization into account, the U.S. Government Cash Reserve's projected (pro forma) annual expense ratio would be 0.76% for the 12 month period ending March 31, 2001. This is lower than Cash Reserve Inc.'s annual expense ratio of 0.87% for the same period. In addition, to ensure that expenses are kept at, or below, Cash Reserve Inc.'s current level, the Adviser has agreed to limit Fund expenses to a maximum 0.87% of the Fund's average daily net assets until March 31, 2011. The enclosed proxy statement contains further explanation and important details of the reorganization, which I strongly encourage you to read before voting. If approved by shareholders, this reorganization is scheduled to take place on December 7, 2001.

Your Vote Makes A Difference!
No matter what size your investment may be, your vote is important. Please review the enclosed proxy materials and complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help us avoid the need for additional mailings at your fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions, need additional information or would like to order a prospectus, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 AM and 8:00 PM (Eastern Standard Time). I thank you for your prompt vote on this matter.

Sincerely,



/s/Maureen R. Ford
------------------
Maureen R. Ford
Chairman and Chief Executive Officer

DRAFT 8/20/01

                         JOHN HANCOCK CASH RESERVE, INC.
                              101 Huntington Avenue
                                Boston, MA 02199

                        NOTICE OF MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 5, 2001

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Cash Reserve, Inc. "Cash Reserve" or "your fund":

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 5, 2001 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock U.S. Government Cash Reserve "Government Reserve". Under this Agreement, your fund would transfer all of its assets to Government Reserve in exchange for shares of Government Reserve. These shares would be distributed proportionately to you and the other shareholders of your fund. Government Reserve would also assume your fund's liabilities. Your board of directors recommends that you vote FOR this proposal.

2.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 20, 2001 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and the other shareholders.

                                    By order of the board of directors,
                                    Susan S. Newton
                                    Secretary

November 1, 2001
020PX 11/01

                               PROXY STATEMENT OF
                         JOHN HANCOCK CASH RESERVE, INC.

                            PROSPECTUS FOR SHARES OF
                         JOHN HANCOCK GOVERNMENT RESERVE
                   (a series of John Hancock Current Interest)
                              101 Huntington Avenue
                                Boston, MA 02199

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into John Hancock U.S. Government Cash Reserve "Government Reserve". Please read it carefully and retain it for future reference.

How the Reorganization Will Work

o Your fund will transfer all of its assets to Government Reserve. Government Reserve will assume your fund's liabilities.

o Government Reserve will issue shares to your fund in an amount equal to the value of your fund's net assets attributable to its shares. These shares will be distributed to your fund's shareholders in proportion to their holdings on the reorganization date.

o     The reorganization will be tax-free.

o Your fund will be liquidated and you will become a shareholder of Government Reserve.

Shares of Government Reserve are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Government Reserve have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Directors are Recommending the Reorganization

The directors of your fund believe that reorganizing your fund into a fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification and economies of scale that could contribute to a lower expense ratio. Therefore, the directors recommend that your fund's shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------
Prospectus of Government Reserve          In the same envelope as this proxy
dated August 1, 2001.                     statement and prospectus. Incorporated
----------------------------------------- by reference into this proxy
Government Reserve's annual report to     statement and prospectus.
shareholders.
--------------------------------------------------------------------------------
Your fund's annual and semi-annual        On file with the Securities and
reports to shareholders. Your fund's      Exchange Commission ("SEC") and
prospectus dated May 1, 2001.             available at no charge by calling
----------------------------------------- 1-800-225-5291. Incorporated by
A statement of additional information     reference into this proxy statement
dated November 1, 2001.  It contains      and prospectus.
additional information about
your fund. and Government Reserve.
--------------------------------------------------------------------------------
To ask questions about this proxy         Call our toll-free telephone
statement and prospectus.                 number: 1-800-225-5291
--------------------------------------------------------------------------------

The date of this proxy statement and prospectus is November 1, 2001.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INTRODUCTION
SUMMARY
INVESTMENT RISKS
PROPOSAL TO APPROVE THE AGREEMENT
 AND PLAN OF REORGANIZATION
CAPITALIZATION
ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES
BOARDS' EVALUATION AND RECOMMENDATION
VOTING RIGHTS AND REQUIRED VOTE
INFORMATION CONCERNING THE MEETING
OWNERSHIP OF SHARES OF THE FUNDS
EXPERTS
AVAILABLE INFORMATION

                                    EXHIBITS

A- Agreement and Plan of Reorganization between John Hancock Cash Reserve, Inc. and John Hancock U.S. Government Reserve (attached to this proxy statement).

                                  INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of directors to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 5, 2001 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Government Reserve. This proxy statement and prospectus is being mailed to your fund's shareholders on or about November 1, 2001.

Who is Eligible to Vote?

Shareholders of record on September 20, 2001 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary.

Comparison of Cash Reserve to Government Reserve

--------------------------------------------------------------------------------------------
                           Cash Reserve                     Government Reserve
--------------------------------------------------------------------------------------------
Business                   A diversified open-end           A diversified series of John
                           investment management company    Hancock Current Interest, a
                           organized as a corporation       diversified open-end investment
                           under the laws of the state of   management company organized as
                           Maryland.                        a Massachusetts business trust.
--------------------------------------------------------------------------------------------
Net assets as of           $ 19.4 million                   $ 99 million.
June 30, 2001
--------------------------------------------------------------------------------------------
Investment adviser and     Investment adviser for both funds:
portfolio managers         John Hancock Advisers, Inc.

                           Portfolio managers for both funds:
                           Same team of research analysts and portfolio managers
--------------------------------------------------------------------------------------------
Investment objectives      The fund seeks maximum current income consistent with
                           capital preservation and liquidity. This objective
                           cannot be changed without shareholder approval.
--------------------------------------------------------------------------------------------
Primary investments        The fund invests only in         The fund invests substantially
                           high-quality money market        in short-term U.S. government
                           instruments and seeks to         securities and seeks to
                           maintain a stable share          maintain a stable $1 share
                           price of $1                      price.

                           The Fund maintains an average    The Fund maintains an average
                           dollar-weighted maturity of 90   dollar-weighted maturity of 90
                           days or less. These securities   days or less, and does not invest
                           have a maximum remaining         in securities with remaining
                           maturity of 365 days.            maturity of more than 13 months.
--------------------------------------------------------------------------------------------
Debt securities and        The fund invests securities      The fund invests in securities
ratings criteria           rated within the two highest     that are issued or guaranteed as
                           short-term credit categories     to principal and interest by the
                           (and their unrated               U.S. government, its agencies or
                           equivalents) and may be          instrumentalities.
                           issued by:

                           o  U.S. Corporations
                           o  U.S. and Canadian
                              banks and their foreign
                              branches
                           o  U.S. savings and loan
                              associations
                           o  U.S. and Canadian
                              governments
                           o  U.S. agencies, states
                              and municipalities.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Foreign securities (U.S.   The fund may invest in U.S.      None.
dollar denominated)        dollar denominated securities
                           of Canadian governments, banks
                           and their foreign branches.
------------------------------------------------------------------------------------------
Diversification            Each fund may not invest more than 5% of total assets in the securities of any one issuer except for securities issued or guaranteed by U.S. Government or one of its agencies or
                           instrumentalities.  Cash Reserve, Inc. may invest more than 25%
                           of its assets in finance companies or domestic banks.
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
SHARES
-------------------------------------------------------------------------------------------
                           Cash Reserve                     Government Reserve
-------------------------------------------------------------------------------------------
Sales change               Shares are offered with no front-end sales charges.
-------------------------------------------------------------------------------------------
Distribution and           Shares are subject to a 12b-1    Shares are subject to a 12b-1
Service (12b-1)            distribution fee.                distribution fee equal to 0.15%
fee:                                                        annually of average net assets.
                                                            Distributor has agreed to
                                                            suspend 12b-1 fee through at
                                                            least July 31, 2002.
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
------------------------------------------------------------------------------------------
                     Both Cash Reserve and Government Reserves
------------------------------------------------------------------------------------------
Buying shares:      Investors may buy shares at their $1 NAV price
                    through a financial representative or the funds' transfer
                    agent, John Hancock Signature Services, Inc. Cash Reserve
                    has been closed to new purchases, except shares purchased
                    with reinvested funds since October 1, 1996.
------------------------------------------------------------------------------------------
Minimum initial     Closed to new purchases                 $20,000.
investment:
------------------------------------------------------------------------------------------
Exchanging shares:  Shareholders may exchange their shares for shares of any other John
                    Hancock fund. Since no initial sales charge was paid, you will pay the sales charge imposed by the new fund.
------------------------------------------------------------------------------------------
Selling shares:     Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock Signature Services, Inc.
------------------------------------------------------------------------------------------
Net asset value:    All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the
                    New York Stock Exchange, which is normally 4:00 p.m. Eastern time.
------------------------------------------------------------------------------------------


                                                                               8

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly.
The first two expense tables appearing below show the expenses for the 12 month period ended March 31, 2001, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated.
Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Cash Reserve
  Shareholder transaction expenses
  Maximum sales charge (load)
   on purchases as a % of purchase
   price                                  none
  Maximum sales charge imposed
   on reinvested dividends                none
  Maximum deferred sales charge
   (load) as a % of purchase or sale
   price, whichever is less               none
  Redemption fee(1)                       none
  Exchange fee                            none

  Annual fund operating expenses
   (as a % of average net assets)
  Management fee                          0.35%
  Distribution and service (12b-1) fees   0.00%
  Other expenses                          0.52 %
                                          ------
  Total fund operating expenses           0.87 %


  Example

       Year 1      Year 3     Year 5      Year 10
        $ 89      $ 278       $ 482      $ 1,073

(1) Does not include wire redemption fee (currently $4.00).


                                                                               9

Government Reserve

Shareholder transaction expenses
Maximum sales charge (load) on
 purchases (as a % of purchase
 price)                                 None
Maximum sales charge imposed on
 reinvested dividends                   None
Maximum deferred sale charge
 (load) a % of purchase or sale
 price, whichever is less               None
Redemption fee (1)                      None
Exchange fee                            None

Annual fund operating expenses
 (as a % of average net assets)
Management fee                          0.50%
Distribution and service (12b-1) fees   0.15%
Other expenses                          0.26%
                                        -----
Total fund operating expenses           0.91%
Expense reduction (2) (3)               0.15%
                                        -----
Net fund operating expenses             0.76%

Example
      Year 1     Year 3     Year 5      Year 10
        $ 78      $ 270      $ 484      $ 1,101

(1) Does not include wire redemption fee (currently $4.00).

(2) Distributor has agreed to suspend 0.15% 12b-1 fee at least until July 31, 2002.

(3) Excludes any reduction due to expense limitations which terminated August 1, 2000.

                                                                              10

Pro Forma Expense Table

The following expense table shows the pro forma expenses of Government Reserve for the year ended March 31, 2001 assuming that a reorganization with your fund occurred April 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended March 31, 2001, adjusted to reflect any changes. Government Reserve's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on April 1, 2001. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Government Reserve's actual expenses or returns, either past or future.

Government Reserve (PRO FORMA for year ended March 31, 2001) (Assuming reorganization with Cash Reserve)

Shareholder transaction expenses
Maximum sales charge (load) on
 Purchases as a % of purchase
 Price                                  None
Maximum sales charge imposed on
 reinvested dividends                   None
Maximum deferred sale charge
 (load) as a % of purchase or sales
 price, whichever is less               None
Redemption fee (1)                      None
Exchange fee                            None

Annual fund operating expenses
(as a % of average net assets)
Management fee                          0.50%
Distribution and service (12b-1)
 fees                                   0.15%
Other expenses                          0.26%
                                        -----
Total fund operating expenses           0.91%
Expense reduction (2) (3)               0.15%
                                        -----
Net fund operating expenses             0.76%

Pro Forma Example (4)
     Year 1     Year 3     Year 5  Year 10
       $ 78      $ 243      $ 447     $ 1,039

(1) Does not include wire redemption fee (currently $4.00).

(2) Pending approval of the merger, the distributor has agreed to extend the suspension of the 12b-1 fee at least until July 31, 2004.

(3) Excludes any reduction due to expense limitation which terminated August 1,
    2000

(4) Pending approval of the merger, the Adviser has agreed to limit net fund operating expenses to 0.87% of average net assets through March 31, 2011.


                                                                              11

The Reorganization

      o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on December 7, 2001, but may occur on any later date before June 30, 2002. Your fund will transfer all of its assets to Government
            Reserve. Government Reserve will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

      o Government Reserve will issue to your fund shares in an amount equal to the net assets attributable to your fund's shares. These shares will immediately be distributed to your fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of your fund will end up as shareholders of Government Reserve.

      o     After the reorganization is over, your fund will be terminated.

      o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

-------------------------------------------------------------
                                          Cash Reserve, Inc.
-------------------------------------------------------------
Fund Asset                                      0.35%
-------------------------------------------------------------

-------------------------------------------------------------
       Fund Asset Breakpoints             Government Reserve
-------------------------------------------------------------
First $ 500 Million                             0.500%
-------------------------------------------------------------
Next $ 250 Million                              0.425%
-------------------------------------------------------------
Next $ 250 Million                              0.375%
-------------------------------------------------------------
Next $ 500 Million                              0.350%
-------------------------------------------------------------
Next $ 500 Million                              0.325%
-------------------------------------------------------------
Next $ 500 Million                              0.300%
-------------------------------------------------------------
Amount over $2,500 Million                      0.275%
-------------------------------------------------------------


                                                                              12

Government Reserve's management fee rate of 0.50% and its pro forma management fee rate of 0.50% are higher than your fund's management fee rate of 0.35%.
Government Reserve's other expenses of 0.26% and its pro forma other expenses of 0.26% are lower than your fund's other expenses of 0.52%. Pending approval of the merger, Government Reserve's 12b-1 fee of 0.15% will be suspended at least until July 31, 2004 and Cash Reserve does not have a 12b-1 fee. Government
Reserve's current annual expense ratio (equal to 0.76% of average net assets) and its pro forma expense ratio (equal to 0.76% of average net assets) are both lower than your fund's expense ratio (equal to 0.87% of average net assets).
Pending approval of the merger the Adviser has agreed to limit Fund expenses through March 31, 2011 to 0.87% of the Fund's average daily net assets, which is equal to your fund's annual expense ratio for the 12 month period ended March
31, 2001.

                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

----------------------------------------------------------------------------------------------------------------------------
                    Cash Reserve, Inc.               Government Reserve
----------------------------------------------------------------------------------------------------------------------------
Short term interest rate risk   The value of fund shares will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.
------------------------------- ---------------------------------------------- ---------------------------------------------
Credit risk                     The fund could lose money if the credit        Not all U.S. government securities are
                                rating of any security in its portfolio is     backed by the full faith and credit of the
                                downgraded or if the issuer of the security    U.S. government.  It is possible that the
                                defaults on its obligations.                   issuers of these securities might default
                                                                               on their obligations.  The U.S. government
                                                                               does not guarantee the market value or the
                                                                               current yield of government securities.
------------------------------- --------------------------------------------------------------------------------------------
Absence of government           An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance
guarantee                       Corporation or any other government agency.  Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
------------------------------- ---------------------------------------------- ---------------------------------------------
Sector concentration            If the fund concentrates in finance            The fund's performance will be tied to the
                                companies or banks, its performance would be   performance of the U.S. government
                                tied more closely to these industries and      securities market and could be worse than
                                could be worse than that of the overall bond   that of the overall bond market.
                                market.
------------------------------- ---------------------------------------------- ---------------------------------------------
Foreign securities risk         Foreign investments involve additional         Not applicable because the fund does not
                                risks, including potentially inaccurate        invest in foreign securities.
                                financial information and social or political
                                instability.
------------------------------- ---------------------------------------------- ---------------------------------------------

                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

      o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on December 7, 2001 but may occur on any later date before June 30, 2002. Your fund will transfer all of its assets to Government Reserve and Government Reserve will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Government Reserve's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

      o Government Reserve will issue to your fund shares in an amount equal to the net assets attributable to your fund's shares. As part of the liquidation of your fund, these shares will immediately be distributed to shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, shareholders of your fund will end up as shareholders of Government Reserve.

      o After the reorganization is over, the existence of your fund will be terminated.

Reasons for the Proposed Reorganization

The board of directors of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of directors considered the following matters, among others, in approving the proposal.

First, that Government Reserve's total expenses are lower than your fund's total expenses. As a result of the reorganization, shareholders of your fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay. In addition, pending approval of the merger, the Adviser has agreed to limit Government Reserve's expenses to 0.87% of average net assets through March 31, 2011 so they will not exceed the expenses that your fund incurred for the 12 month period ended March 31, 2001.

Second, that Government Reserve's performance for some periods would have been lower than your fund's without benefit of the expense limitation. However, your fund has been closed to new shareholders since 1996 and net assets have been falling over the last five years. A continuation of this trend would result in a higher expense ratio and poorer performance in the future for your fund. The directors believe that Government Reserve is better positioned than your fund to continue to generate strong returns.

Third, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Government Reserve's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Government Reserve considered that the reorganization presents an excellent opportunity for Government Reserve to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Government Reserve and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by your fund are lower than the rates paid by Government Reserve.

Government Reserve's management fee rate of 0.50% and pro forma management fee rate of 0.50%, are higher than your fund's management fee rate of 0.35%. Government Reserve's other expenses of 0.26% and its pro forma other expenses of 0.26%, are lower than your fund's other expenses of 0.52%. Government Reserves 12b-1 fee of 0.15% will be suspended at least until July 31, 2004 and Cash Reserve does not have a 12b-1 fee. Government Reserve's current annual expense ratio (0.76% of average net assets) and pro forma expense ratio (0.76% of average net assets) are both lower than your fund's current expense ratio (0.87% of average net assets). In addition , the Adviser, pending approval of the merger, has agreed to limit Fund expenses through March 31, 2011 to 0.87% of the Fund's average daily net assets which is equal to your fund's annual expense ratio for the 12 month period ended March 31, 2001.

Comparative Performance. The directors also took into consideration the relative performance of your fund and Government Reserve as of March 31, 2001.

                          Average Annual Total Returns
                          One        Three        Five        Period from
Fund                      Year       Years       Years     December 22, 1994(A)
----                      -----      -----       -----     --------------------

Cash Reserve              5.54%      4.98%       5.04%          5.10%
Government Reserve(B)     5.82%      5.31%       5.26%          5.25%

Notes:

(A) Period from December 22, 1994 when John Hancock Advisers, Inc. became investment adviser for the Fund.

(B) The Adviser limited Government Reserve expenses to 0.35% of the Fund's average daily net assets until August 1, 2000. If this reduction was not in place the average annual total returns for the one, three and five year periods ended March 31, 2001 and for the period from December 22, 1994 through March 31, 2001 would have been 5.63%, 5.01%, 4.90% and 4.81%, respectively.

Government Reserve has performed better than your fund for each period although it has benefited from a limitation on expenses until August 1, 2000 referred to in Note B.

Government Reserve performance for some periods would have been lower than your funds without benefit of the limitation. However your fund has been closed to new shareholders since 1996 and net assets have been falling over the last five years. A continuation of this trend would result in a higher expense ratio and poorer performance in the future for your fund.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

      o The reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

      o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Government Reserve as described above or (2) the distribution by your fund of Government Reserve shares to your fund's shareholders;

      o No gain or loss will be recognized by Government Reserve upon the receipt of your fund's assets solely in exchange for the issuance of Government Reserve shares to your fund and the assumption of all of your fund's liabilities by Government Reserve;

      o The basis of the assets of your fund acquired by Government Reserve will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

      o The tax holding period of the assets of your fund in the hands of Government Reserve will include your fund's tax holding period for those assets;

      o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for Government Reserve shares as part of the reorganization;

      o The basis of Government Reserve shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

      o The tax holding period of the Government Reserve shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of the exchange.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Government Reserve shares. Shareholders may not redeem or transfer Government Reserve shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Government Reserve will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Government Reserve of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of Government Reserve to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (See Agreement, paragraph 8).

Termination of Agreement. The board of either your fund or Government Reserve may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Government Reserve and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. The expenses for both funds are estimated to be approximately $ 34,000 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of March 31, 2001, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.0.

                                 March 31, 2001

                                                 Government
                                Cash Reserve       Reserve           Pro Forma
Net Assets                      $ 20,336,816    $ 91,543,367       $ 111,880,183
Net Asset Value Per Share           $1.00           $1.00              $1.00
Shares Outstanding               20,336,816      91,543,367         111,880,183

It is impossible to predict how many shares of Government Reserve will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Government Reserve shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

--------------------------------------------------------------------------------
Type of Information        Headings in Each Prospectus
--------------------------------------------------------------------------------
Organization               Fund Details: Business Structure
And operation
--------------------------------------------------------------------------------
Investment objective and   Goal and Strategy, Main Risks, Fund Details:
policies                   Business Structure
--------------------------------------------------------------------------------
Portfolio                  Portfolio Management
Management
--------------------------------------------------------------------------------
Investment adviser and     Overview: The Management Firm; Fund Details:
distributor                Business Structure
--------------------------------------------------------------------------------
Expenses                   Your Expenses
--------------------------------------------------------------------------------
Custodian and              Fund Details: Business Structure
Transfer agent
--------------------------------------------------------------------------------
Type of Information        Headings in Each Prospectus
--------------------------------------------------------------------------------
Shares of beneficial       Your Account: Choosing a Share Class
interest
--------------------------------------------------------------------------------
Purchase of shares         Your Account: Choosing a Share Class, How Sales
                           Charges are Calculated, Sales Charge Reductions and
                           Waivers, Opening an Account, Buying Shares;
                           Transaction Policies; Additional Investor Services
--------------------------------------------------------------------------------
Redemption                 Your Account: Selling Shares, How Sales Charges are
or sale of shares          Calculated; Transaction Policies; Additional
                           Investor Services: Systematic Withdrawal Plan
--------------------------------------------------------------------------------
Dividends, distributions   Dividends and Account Policies
And taxes
--------------------------------------------------------------------------------

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of directors of your fund, including the directors who are not "interested persons" of either fund or the adviser ("independent directors"), approved the reorganization. In particular, the directors determined that the reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Government Reserve, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Government Reserve and that the interests of Government Reserve's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
                  The directors of your fund recommend that the
               shareholders of your fund vote for the proposal to
                approve the agreement and plan of reorganization.
--------------------------------------------------------------------------------

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of directors will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the directors, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $ 6,500.

Revoking Proxies

A Cash Reserve, Inc. shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

      o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

      o By returning a duly executed proxy with a later date before the time of the meeting, or

      o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of September 20, 2001, _______ shares of beneficial interest of your fund were outstanding. Only shareholders of record on September 13, 2001 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Your fund's board of directors knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the internet by utilizing a program provided through a vendor. Voting via the internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the internet. To vote via the internet , you will need the 14 digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the internet you should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne to you.

o     Read the proxy statement and have your proxy card at hand.

o     Go to the Web site www.jhfunds.com.

o     Select the shareholder entryway

o     Select the proxy-voting link for your Fund.

o     Enter the 14 digit "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email if chosen.

Shareholders' Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of your fund, as of September 20, 2001, no person owned of record or beneficially 5% or more of the outstanding _______________shares of your fund or of the outstanding ________ shares of Government Reserve.

As of September 20, 2001, the following person owned of record or beneficially 5% or more of the funds' outstanding shares:

----------------------------------------------------------------------
  Names and Addresses of Owners of More
            Than 5% of Shares                     Cash Reserve
----------------------------------------------------------------------
----------------------------------------------------------------------
  Names and Addresses of Owners of More
            Than 5% of Shares                   Government Reserve
----------------------------------------------------------------------
----------------------------------------------------------------------

As of September 20, 2001, the directors and officers of your fund and the trustees and officers of the Government Reserve, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.

                                     EXPERTS

The financial statements and the financial highlights of Government Reserve for the period ended March 31, 2001 and Cash Reserve for the period ended December 31, 2000 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for each Fund have been independently audited by Ernst & Young as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities

Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices:
Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ___ day of September, 2001, by and between John Hancock U.S. Government Cash Reserve (the "Acquiring Fund"), a series of John Hancock Current Interest, a Massachusetts business trust (the "Trust"), and John Hancock Cash Reserve, Inc. (the "Acquired Fund"), a Maryland corporation, each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of shares of beneficial interest of the Acquired Fund, as of the close of business on December 7, 2001 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") assumed, assigned and delivered, all determined as provided in Paragraph
       2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph
       3.1 hereof (the "Closing"). All computations shall be provided by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

2.1 The net asset values of the Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets less the liabilities assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be December 7, 2001 or such other date on or before June 30, 2002 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust and the Acquired Fund, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 2002, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

    (a) The Acquired Fund is a corporation, duly organized, validly existing and in good standing under the laws of the state of Maryland and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Acquired Fund is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified investment company under the 1940 Act;

    (c) The Acquired Fund is not, and the execution, delivery and performance of its obligations under this Agreement will not result, in violation of any provision of the Acquired Fund's Declaration of Trust, as amended and restated (the "Acquired Fund's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

    (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

    (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

    (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of December 31, 2000 and the related statement of operations (copies of which have been furnished to the Acquiring Fund) and the unaudited statements as of June 30, 2001, present fairly in all material respects the financial condition of the Acquired Fund as of June 30, 2001 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

    (g) Since June 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurring by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

    (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

    (i)The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

    (j)The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (l)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

    (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

    (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

    (q) The prospectus of the Acquired Fund, dated May 1, 2001 (the "Acquired Fund Prospectuses"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

    (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

    (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information of the Acquiring Fund, each dated August 1, 2001, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

    (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

    (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

    (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of March 31, 2001 and the related statement of operations (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of March 31, 2001 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

    (h) Since March 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurring by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

    (i)Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

    (j)The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

    (l)The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

    (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act.


5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Acquired Fund will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the

       Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust on behalf of the Acquiring Fund and the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Acquired Fund or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

    (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

    (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

    (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

    (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

    (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

    (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

    (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust on behalf of the Acquiring Fund and the Acquired Fund agree to make and provide representations which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

9.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

    (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

    (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

    (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

    (d) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Acquired Fund, or the Trustees or officers of the Trust or the Acquired Fund, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Acquired Fund. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J. Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Acquired Fund must look solely to the property of the Trust or the Acquired Fund, respectively, for the enforcement of any claims against the Trust or the Acquired Fund as the Trustees, officers, agents and shareholders of the Trust or the Acquired Fund assume no personal liability for obligations entered into on behalf of the Trust or the Acquired Fund, respectively. None of the other series of the Trust shall be responsible for any obligations assumed by on or behalf of the Acquiring Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.



                           JOHN HANCOCK CURRENT INTEREST on behalf of
                           JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE



                           By:
                           -----------------------------------------
                                                 Maureen R. Ford
                                      President and Chief Executive Officer

                           JOHN HANCOCK CASH RESERVE, INC.



                           By:
                           ------------------------------------------
                                                  Susan S. Newton
                                        Senior Vice President and Secretary


s:\agrcont\agreemnt\reorg\merger\01cashreserve

                                                                    John Hancock
                                                                    Money Market
                                                                           Funds

                                                                      Prospectus


                                                                  August 1, 2001


--------------------------------------------------------------------------------

                                                               Money Market Fund

                                                    U.S. Government Cash Reserve

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                                   LOGO(R)
                                                            --------------------
                                                             JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary          Money Market Fund                              4
of goals, strategies, risks,
performance and expenses.       U.S. Government Cash Reserve                   6


Policies and instructions for   Your account
opening, maintaining and
closing an account in either    Choosing a share class                         8
money market fund.              How sales charges are calculated               8
                                Opening an account                             9
                                Buying shares                                 10
                                Selling shares                                11
                                Transaction policies                          13
                                Dividends and account policies                13
                                Additional investor services                  14


Further information on both     Fund details
money market funds.
                                Business structure                            15
                                Financial highlights                          16


                                For more information                  back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK MONEY MARKET FUNDS

These funds seek current income and preservation of capital. Each fund invests primarily in money market instruments, strives to maintain a stable $1 share price and offers check-writing for easy liquidity.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     require stability of principal

o are seeking a mutual fund for the money market portion of an asset allocation portfolio

o     need to "park" their money temporarily

o     are investing emergency reserves

Money market funds may NOT be appropriate if you:

o     want federal deposit insurance

o     are seeking an investment that is likely to outpace inflation

o     are investing for growth or maximum current income

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by any bank, government agency or the Federal Deposit Insurance Corporation. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock money market funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Money Market Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1 share price.

The fund invests only in dollar-denominated securities rated within the two highest short-term credit categories and their unrated equivalents. These securities may be issued by:

o     U.S. and foreign companies

o     U.S. and foreign banks

o     U.S. and foreign governments

o     U.S. agencies, states and municipalities

o International organizations such as the World Bank and the International Monetary Fund

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less, and does not invest in securities with remaining maturities of more than 13 months.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements. The team tends to favor corporate securities and looks for relative yield advantages between, for example, a company's secured and unsecured short-term debt obligations.

================================================================================

PORTFOLIO MANAGERS

Team of money market research
analysts and portfolio managers

YIELD INFORMATION

For the fund's 7-day effective
yield, call 1-800-225-5291

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund. The fund's total returns for the previous periods during which the fund was advised by another adviser are not shown. The average annual figures reflect sales charges; the year-by-year figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                         1995      1996      1997      1998      1999      2000
                         4.20%     3.58%     3.97%     3.83%     3.42%     4.65%


2001 total return as of June 30: 0.74%
Best quarter: Q4, '00, 1.23% Worst quarter: Q2, '99, 0.80%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                             Life of   Life of   Life of
                          1 year   5 year    Class A   Class B   Class C
Class A - began 9/12/95   5.51%    4.76%     4.78%       --        --
Class B - since 12/22/94  4.65%    3.89%       --      3.94%       --
Class C - began 5/1/98    4.62%      --        --        --      3.94%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

An issuer of securities held by the fund could default or have its credit rating downgraded.

Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B       Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                     none         none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none         5.00%        1.00%


--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.50%        0.50%        0.50%
Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
Other expenses                               0.40%        0.40%        0.40%
Total fund operating expenses                1.15%        1.90%        1.90%
Expense reduction (at least until
7/31/02)(2)                                  0.20%        0.10%        0.10%
Annual operating expenses                    0.95%        1.80%        1.80%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $97          $346         $614         $1,380
Class B - with redemption       $683         $887         $1,217       $2,019
        - without redemption    $183         $587         $1,107       $2,019
Class C - with redemption       $380         $681         $1,107       $2,292
        - without redemption    $281         $681         $1,107       $2,292


(1)   A $4.00 fee will be charged for wire redemptions.
(2) Reflects advisers agreement to limit maximum rate of management fee to 0.40% and distributors agreement to limit 12b-1 fee on Class A shares to 0.15% until at least 7/31/02.

FUND CODES

Class A
---------------------------------------


Ticker            JHMXX


CUSIP             478031107
Newspaper         --
SEC number        811-2485
JH fund number    44

Class B
---------------------------------------

Ticker            TSMXX
CUSIP             478031206
Newspaper         --
SEC number        811-2485
JH fund number    144

Class C
---------------------------------------

Ticker            JMCXX
CUSIP             478031305
Newspaper         --
SEC number        811-2485
JH fund number    544

U.S. Government Cash Reserve

GOAL AND STRATEGY

[Clip Art] The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. It invests substantially in short-term U.S. government securities and seeks to maintain a stable $1 share price.

The fund invests in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less, and does not invest in securities with remaining maturity of more than 13 months.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements.

================================================================================

PORTFOLIO MANAGERS

Team of U.S. government
securities research analysts and
portfolio managers

YIELD INFORMATION

For the fund's 7-day effective
yield, call 1-800-225-5291

MINIMUM INITIAL
INVESTMENT: $20,000

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund. The fund's total returns for the previous periods during which the fund was advised by another adviser are not shown. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                         1995      1996      1997      1998      1999      2000
                         5.23%     4.82%     5.42%     5.22%     4.84%     5.91%

2001 total return as of June 30: 0.99%
Best quarter: Q2, '00, 1.47% Worst quarter: Q2, '96, 1.13%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                             Life of
                         1 year    5 year    Fund
Since 12/24/94           5.91%     5.24%     5.25%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

The U.S. government does not guarantee the market value or the current yield of government securities.

Not all of the U.S. government securities are backed by the full faith and credit of the U.S. government.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                              none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                                                     none


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                        0.50%
Distribution and service (12b-1) fees                                 0.15%
Other expenses                                                        0.26%
Total fund operating expenses                                         0.91%
Expense reduction (at least until
7/31/02)(2)                                                           0.15%
Net annual operating expenses                                         0.76%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $78          $275         $489         $1,106


(1)   A $4.00 fee will be charged for wire redemptions.
(2)   Reflects distributors agreement to suspend 12b-1 fee until at least
      7/31/02.

FUND CODES


---------------------------------------

Ticker            TGVXX
CUSIP             41014N107
Newspaper         --
SEC number        811-2485
JH fund number    43

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     No sales charges.


o     Distribution and service (12b-1) fees of 0.15% for Money Market Fund.


--------------------------------------------------------------------------------
Class B - for Money Market Fund only
--------------------------------------------------------------------------------

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described at right.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C - for Money Market Fund only
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class C Money Market Fund front-end sales charges are as follows:

--------------------------------------------------------------------------------
Money Market Fund Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%            1.01%
$1,000,000 and over        none

Investments of $1 million or more Class C shares are available with no front-end sales charge.

Class B and Class C Money Market Fund shares may be charged a contingent deferred sales charge (CDSC) on Class B or Class C shares sold within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Money Market Fund Class B deferred charges
--------------------------------------------------------------------------------
                                           CDSC on shares
Years after purchase                       being sold
1st year                                   5.00%
2nd year                                   4.00%
3rd or 4th year                            3.00%
5th year                                   2.00%
6th year                                   1.00%
After 6th year                             None

--------------------------------------------------------------------------------
Money Market Fund Class C deferred charges
--------------------------------------------------------------------------------
                                           CDSC on shares
Years after purchase                       being sold
1st year                                   1.00%
After 1st year                             none

All purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


8 YOUR ACCOUNT

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for Money Market Fund Class B and Class C shares will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waiver for certain investors Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services, or consult the SAI (see back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments are as follows:

      o     Money Market Fund: $1,000

            o     non-retirement account: $1,000

            o     retirement account: $250

            o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o     U.S. Government Cash Reserve: $20,000

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
               Services, Inc."                  Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an account
              financial representative, or      statement. If no slip is
              mail them to Signature            available, include a note
              Services (address below).         specifying the fund name, your
                                                share class, your account number
                                                and the name(s) in which the
                                                account is registered.

                                              o Deliver the check and your
                                                investment slip or note to your
                                                financial representative, or
                                                mail them to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between funds.
              Services to request an
              exchange.                       o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire the
              application to your financial     amount of your investment to:
              representative, or mail it to       First Signature Bank & Trust
              Signature Services.                 Account # 900000260
                                                  Routing # 211475000
            o Obtain your account number by
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and the
              Services.                       name(s) in which the account is
                                              registered. Your bank may charge a
            o Instruct your bank to wire the  fee to wire funds.
              amount of your investment to:
                First Signature Bank & Trust  o To receive the dividend for the
                Account # 900000260             same day you sell, your order
                Routing # 211475000             must be accepted after 12
                                                noon Eastern Time that day.
            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may charge
            a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction or
                                                complete a stock power
            o Sales of any amount.              indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which the
                                                account is registered and the
                                                dollar value or number of shares
                                                you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from your
            o Sales of up to $100,000.          funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the Internet or
              amount.                           telephone redemption privilege
                                                is in place on an account, or to
            o Requests by Internet or phone     request the form to add it to an
              to sell up to $100,000.           existing account, call Signature
                                                Services.
            o To receive the dividend for the
              same day you sell, your order   o Amounts of $1,000 or more will
              must be accepted after 12 noon    be wired on the next business
              Eastern Time that day.            day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus for
                                                the fund into which you are
            o Sales of any amount.              exchanging by Internet or by
                                                calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between your
                                                funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By check

[Clip Art]  o Any account with checkwriting   o Request checkwriting on your
              privileges.                       account application.

            o Sales of over $100.             o Verify that the shares to be
                                                sold were purchased more than 10
                                                days earlier or were purchased
                                                by wire.

                                              o Write a check for any amount
                                                over $100.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


YOUR ACCOUNT 11

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                         Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or UGMA/UTMA      o Letter of instruction.
(custodial accounts for minors) or general
partner accounts.                             o On the letter, the signatures
                                                and titles of all persons
                                                authorized to sign for the
                                                account, exactly as the account
                                                is registered.

                                              o Signature guarantee if
                                                applicable (see above).

Owners of corporate, sole proprietorship,     o Letter of instruction.
general partner or association accounts.
                                              o Corporate business/organization
                                                resolution, certified within the
                                                past 12 months, or a John
                                                Hancock Funds business/
                                                organization certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust accounts.         o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).


                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a John Hancock Funds
                                                trust certification form.


                                              o Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders with rights of     o Letter of instruction signed by
survivorship whose co-tenants are deceased.     surviving tenant.

                                              o Copy of death certificate.

                                              o Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.             o Letter of instruction signed by
                                                executor.

                                              o Copy of order appointing
                                                executor, certified within the
                                                past 12 months.

                                              o Signature guarantee if
                                                applicable (see above).

Administrators, conservators, guardians and   o Call 1-800-225-5291 for
other sellers or account types not listed       instructions.
above.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
----------------------------------------------


12 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined twice each business day at 12 noon and at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time), by dividing a class's net assets by the number of its shares outstanding. To help the fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated (normally $1) after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other. The registration for both accounts involved must be identical. If no sales charge was paid on Class A shares, you will pay the sales charge imposed by the new fund. Otherwise, your Class A shares will be exchanged without a sales charge. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares All money market funds shares are electronically recorded. Certificated shares are not available.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Most of these funds' dividends are income dividends. Purchases by wire or other federal funds that are accepted before 12 noon Eastern Time will receive the dividend declared that day. Other orders, including those that are not accompanied by federal funds, will begin receiving dividends the following day. Redemption orders accepted before 12 noon Eastern Time will not receive that day's dividends.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends in the amount of more than $10 mailed to you. However, if the check is not deliverable, or the dividend amount is $10 or less, your proceeds will be reinvested. If five or more



                                                                 YOUR ACCOUNT 13
of your dividend checks remain uncashed after 180 days, all subsequent dividends will be reinvested.


Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a money market fund, whether reinvested or taken as cash, are generally considered taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. However, as long as a fund maintains a stable share price, you will not have a gain or loss on shares you sell or exchange.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your accou nt application.

o If you are using MAAP to open an account, make out a check ($25 minimum except U.S. Government Cash Reserve) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



14 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock money market funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Money Market Fund have the power to change this fund's investment goal without shareholderapproval.

Management fees The management fees paid to the investment adviser by the John Hancock money market funds last year are as follows:


--------------------------------------------------------------------------------
Fund                               % of net assets
--------------------------------------------------------------------------------
Money Market                       0.40%
U.S. Government Cash Reserve       0.38%



                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------



                                                                        Asset
                                                                      management

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


                                                                 FUND DETAILS 15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Money Market Fund

Figures audited by Ernst & Young LLP.


----------------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                           10/96       3/97(1)       3/98       3/99       3/00       3/01
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $1.00      $1.00         $1.00      $1.00      $1.00      $1.00
Net investment income (loss)                                     0.05       0.02          0.05       0.04       0.04       0.05(2)
Less distributions:
  From net investment income                                    (0.05)     (0.02)        (0.05)     (0.04)     (0.04)     (0.05)
Net asset value, end of period                                  $1.00      $1.00         $1.00      $1.00      $1.00      $1.00
Total return(3,4) (%)                                            4.56       1.80(5)       4.92       4.54       4.45       5.51
Ratios and supplemental data
Net assets, end of period (in millions)                          $262       $359          $313       $374       $362       $295
Ratio of expenses to average net assets (%)                      1.17       1.10(6)       0.89       0.91       0.91       0.95
Ratio of adjusted expenses to average net assets(7) (%)          1.37       1.30(6)       1.09       1.11       1.11       1.15
Ratio of net investment income to average net assets (%)         4.41       4.44(6)       4.82       4.44       4.40       5.43

----------------------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                           10/96       3/97(1)       3/98       3/99       3/00       3/01
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $1.00      $1.00         $1.00      $1.00      $1.00      $1.00
Net investment income                                            0.04       0.01          0.04       0.04       0.04       0.05(2)
Less distributions:
  From net investment income                                    (0.04)     (0.01)        (0.04)     (0.04)     (0.04)     (0.05)
Net asset value, end of period                                  $1.00      $1.00         $1.00      $1.00      $1.00      $1.00
Total return(3,4) (%)                                            3.71       1.45(5)       4.04       3.66       3.59       4.63
Ratios and supplemental data
Net assets, end of period (in millions)                          $108       $130           $81       $182       $158       $162
Ratio of expenses to average net assets (%)                      2.00       1.96(6)       1.74       1.76       1.74       1.79
Ratio of adjusted expenses to average net assets(7) (%)          2.10       2.06(6)       1.84       1.86       1.84       1.89
Ratio of net investment income to average net assets (%)         3.58       3.60(6)       3.97       3.54       3.56       4.54


16 FUND DETAILS

--------------------------------------------------------------------------------------------
Class C - year ended:                                          3/99(8)     3/00      3/01
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $1.00       $1.00     $1.00
Net investment income                                          0.03        0.04      0.05(2)
Less distributions:
  From net investment income                                  (0.03)      (0.04)    (0.05)
Net asset value, end of period                                $1.00       $1.00     $1.00
Total investment return(3,4) (%)                               3.29(5)     3.58      4.63
Ratios and supplemental data
Net assets, end of period (in millions)                          $1          $6       $13
Ratio of expenses to average net assets (%)                    1.75(6)     1.76      1.79
Ratio of adjusted expenses to average net assets(7) (%)        1.85(6)     1.86      1.89
Ratio of net investment income to average net assets (%)       3.46(6)     3.67      4.59

(1) Effective March 31, 1997, the fiscal period end changed from October 31 to March 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the period shown.
(8)   Class C shares began operations on May 1, 1998.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above.
Without the expense reductions, returns for the year ended May 31, 1996, period ended March 31, 1997, and years ended March 31, 1998, 1999, 2000 and 2001 would have been 4.36%, 1.60%, 4.72%, 4.34%, 4.25% and 5.31% for Class A, 3.61%, 1.35%,
3.94%, 3.56%, 3.49% and 4.53% for Class B, and 3.19%, 3.48% and 4.53% for Class
C, respectively.


                                                                 FUND DETAILS 17

U.S. Government Cash Reserve

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------
Year ended:                                                     5/96      3/97(1)      3/98       3/99       3/00      3/01
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $1.00     $1.00        $1.00      $1.00      $1.00     $1.00
Net investment income                                           0.05      0.04         0.05       0.05       0.05      0.06(2)
Less distributions:
  From net investment income                                   (0.05)    (0.04)       (0.05)     (0.05)     (0.05)    (0.06)
Net asset value, end of period                                 $1.00     $1.00        $1.00      $1.00      $1.00     $1.00
Total return(3,4) (%)                                           5.59      4.37(5)      5.43       5.08       4.98      5.82
Ratios and supplemental data
Net assets, end of period (in millions)                          $29       $55          $74       $108       $106       $92
Ratio of expenses to average net assets (%)                     0.35      0.35(6)      0.35       0.35       0.35      0.64
Ratio of adjusted expenses to average net assets(7) (%)         1.25      1.03(6)      0.91       0.88       0.86      0.91
Ratio of net investment income to average net assets (%)        5.41      5.15(6)      5.30       4.94       4.90      5.71

(1)   Effective March 31, 1997, the fiscal year end changed from May 31 to March
      31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the period shown.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above.
Without the expense reductions, returns for the year ended May 31, 1996, period ended March 31, 1997, and years ended March 31, 1998, 1999, 2000 and 2001 would have been 4.69%, 3.69%, 4.87%, 4.55%, 4.47% and 5.55%, respectively.



18 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock money market funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)


John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     MNYPN  8/01

John Hancock
U.S. Government
Cash Reserve

ANNUAL
REPORT

3.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 5

Financial statements
page 7

For your information
page 17

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. By the end of March, the tech-heavy NASDAQ Composite Index had fallen by 63%, and the Standard & Poor's 500 Index by 23%, from their highs set last March. While the broad stock market has remained volatile, with negative results year to date, bonds have done well in response to falling interest rates and a more risk-averse investor attitude.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Funds seeks
the maximum
current income
that is consistent
with maintaining
liquidity and
preserving capital
by investing
primarily in
short-term U.S.
government
securities. The
Fund intends to
maintain a  stable
$1 share price.

Over the last twelve months

* Rate hikes early in the year eventually slowed the U.S. economy.

* Interest rates and money-market yields began coming down.

* The Fund lengthened its maturity to lock in higher rates.

[Bar chart with heading "John Hancock U.S. Government Cash
Reserve." Under the heading is a note that reads "Fund performance for the year ended March 31, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 6% at the top. The first bar represents 5.82% total return for John Hancock
U.S. Government Cash Reserve. A note below the chart reads "The total return is at net asset value with all distributions reinvested.
Past performance is no guarantee of future results."]

[Bar chart with heading "7-day effective yield." Under the heading is a note that reads "As of March 31, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents 4.46% total return for John Hancock
U.S. Government Cash Reserve."]



BY DAWN M. BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
U.S. Government
Cash Reserve

MANAGERS'
REPORT

Money-market yields did an about-face during the last 12 months, as economic growth slowed dramatically. When the period began last April, the economy was on a tear and the Federal Reserve was bent on slowing it down to prevent an outbreak of inflation. A string of interest-rate hikes that began in 1999 culminated with a one-half percentage point hike last May, bringing the federal funds rate that banks charge each other for overnight loans to 6.5%. The federal funds rate is also a key pricing benchmark for money-market securities, so their yields rose as well.

"Money-market yields
 did an about-face
 during the last
 12 months..."

But the economy was cooling by the fall, as Gross Domestic Product (GDP) growth slowed from 5.6% in the second quarter of 2000 to 2.2% in the third and only 1% in the fourth. The effects of the slowing economy began to show up in earnest in the form of eroding consumer confidence and earnings disappointments, which sent the stock market reeling. Money-market funds were one of the few places that provided investors with positive results over this period, especially in the first quarter of 2001.

ACTIVE FED REVERSES COURSE

The speed of the economy's slowdown caused the Federal Reserve to shift its focus from fighting inflation toward preventing a recession. On January 3, 2001, in a rare move between its regularly scheduled meetings, the Fed reversed course and began cutting interest rates, trimming the federal funds rate by a half a percentage point. That was followed by a second half-point cut on the last day of January and another half-point cut at its March 20 meeting. This brought the federal funds rate back down to 5.00% by the end of the Fund's fiscal year.

[A photo of team leader Dawn Baillie in upper right hand corner.]

FUND PERFORMANCE

On March 31, 2001, John Hancock U.S. Government Cash Reserve had a 7-day effective yield of 4.46%, compared with the 4.59% yield of the average U.S. government money-market fund, according to Lipper, Inc. For the year ended March 31, 2001, the Fund had a total return of 5.82%, compared with the 5.71% return of the average U.S. government money-market fund, according to Lipper.

MATURITY LENGTHENS

For the first two months of the year, we kept the Fund's maturity shorter than average, believing that the Fed would continue to push rates up to cool off the economy. But when it became apparent toward the end of 2000 that the Fed was more concerned with a too-slow economy and the potential for a recession, we lengthened the Fund's average maturity. This more aggressive step allowed us to lock in higher yields before rates began to fall.

"We're also keeping the
 Fund's maturity only
 slightly longer than
 average until we have a
 clearer sense of the
 economy's health..."

Although the Fed clearly remains on a rate- cutting, or easing, path, we have not extended the Fund's maturity much beyond our peers' average. As is typically the case during an economic downturn, there are increased concerns about corporate defaults and credit downgrades, so money-market funds typically scale back their exposure to longer-dated credits. In fact, we paid particular attention to buying and holding only the highest-quality top-tier securities.

UNCERTAINTY AHEAD

We expect the Fed to remain aggressive with further rate cuts, as economic growth appeared anemic for the first three months of 2001, consumer confidence declined, and unemployment, in a reflection of the recent wave of corporate layoffs, rose in March, albeit off a very low base. The extent to which the Fed continues to cut rates depends on whether the economy falls into recession -- defined as at least two quarters of declining growth -- or whether it is simply experiencing an inventory correction, a more temporary pause. In this uncertain environment, we'll pay close attention to the upcoming economic data, particularly first and second quarter GDP growth figures. We're also keeping the Fund's maturity only slightly longer than average until we have a clearer sense of the economy's health and what the Fed will prescribe. As always, we will also continue to focus not only on providing the Fund with a competitive yield, but also on preserving stability of principal.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of March 31, 2001." The chart is divided into two sections (from top to left): U.S. government obligations 85% and Joint repurchase agreements 15%.]

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
March 31, 2001.

This schedule is a complete list of all securities owned by the Fund. It's divided into two types of short-term investments.


ISSUER, DESCRIPTION,                                          INTEREST       PAR VALUE
MATURITY DATE                                                 RATE           (000s OMITTED)  VALUE
U.S. GOVERNMENT OBLIGATIONS 84.50%                                                           $77,349,988
(Cost $77,349,988)

Governmental -- U.S. Agencies 84.50%
Federal Home Loan Bank, 04-17-01                               5.125%           $2,000        $1,998,391
Federal Home Loan Bank, 05-02-01                               5.890             3,365         3,347,933
Federal Home Loan Bank, 06-06-01                               4.760             5,000         4,956,367
Federal Home Loan Bank, 06-13-01                               4.630            10,000         9,906,114
Federal Home Loan Mortgage Corp., 05-24-01                     4.880             3,000         2,978,447
Federal Home Loan Mortgage Corp., 06-08-01                     4.700             5,655         5,604,796
Federal Home Loan Mortgage Corp., 06-15-01                     5.750             3,000         2,998,107
Federal Home Loan Mortgage Corp., 06-21-01                     4.970             4,000         3,955,270
Federal National Mortgage Association, 04-18-01                6.625            19,000        19,014,050
Federal National Mortgage Association, 05-02-01                6.400             1,000         1,000,963
Federal National Mortgage Association, 05-24-01                7.260             6,000         6,017,928
Federal National Mortgage Association, 05-30-01                5.930             4,500         4,456,266
Federal National Mortgage Association, 06-14-01                4.630             3,200         3,169,545
Federal National Mortgage Association, 06-21-01                5.820             5,000         4,934,525
Federal National Mortgage Association, 06-28-01                6.870             3,000         3,011,286

JOINT REPURCHASE AGREEMENT 14.75%                                                            $13,504,000
(Cost $13,504,000)

Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 03-30-01,
  due 04-02-01 (secured by U.S. Treasury Bill
  due 04-19-01, and U.S. Treasury Bond 8.875%
  due 08-15-17) -- Note A                                      5.290%          $13,504       $13,504,000

TOTAL INVESTMENTS 99.25%                                                                     $90,853,988

OTHER ASSETS AND LIABILITIES, NET 0.75%                                                         $689,379

TOTAL NET ASSETS 100.00%                                                                     $91,543,367

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

March 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
per share.

ASSETS
Investments at value (cost $90,853,988)        $90,853,988
Cash                                                   592
Interest receivable                                904,961
Other assets                                        26,551

Total assets                                    91,786,092

LIABILITIES
Payable for shares repurchased                      64,819
Dividends payable                                   35,748
Payable to affiliates                               38,984
Other payables and accrued expenses                103,174

Total liabilities                                  242,725

NET ASSETS
Capital paid-in                                 91,543,367

Net assets                                     $91,543,367

NET ASSET VALUE PER SHARE
Based on net asset values and
  shares outstanding ($91,543,367
  [DIV] 91,543,367 shares)                           $1.00

See notes to
financial statements.



OPERATIONS

For the year ended
March 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund for the
period stated.

INVESTMENT INCOME
Interest                                        $6,038,551

Total investment income                          6,038,551

EXPENSES
Investment management fee                          475,689
Distribution and service fee                       142,707
Transfer agent fee                                  96,050
Registration and filing fees                        50,762
Custodian fee                                       39,926
Auditing fee                                        22,000
Accounting and legal services fee                   18,242
Printing                                             9,817
Miscellaneous                                        4,700
Trustees' fees                                       4,697
Legal fees                                           1,047

Total expenses                                     865,637
Less expense reductions                           (254,995)

Net expenses                                       610,642

Net investment income                            5,427,909

Increase in net assets from operations          $5,427,909

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses
distributions and
any increase or
decrease in money
shareholders
invested in the
Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   3-31-00          3-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $5,555,674       $5,427,909

Distributions to shareholders                   (5,555,674)      (5,427,909)

From fund share transactions                    (2,350,094)     (14,322,564)

NET ASSETS
Beginning of period                            108,216,025      105,865,931

End of period                                 $105,865,931      $91,543,367

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 5-31-96     3-31-97 1   3-31-98     3-31-99     3-31-00     3-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
Net investment income                           0.05        0.04        0.05        0.05        0.05        0.06 2
Less distributions
From net investment income                     (0.05)      (0.04)      (0.05)      (0.05)      (0.05)      (0.06)
Net asset value,
  end of period                                $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
Total return 3,4 (%)                            5.59        4.37 5      5.43        5.08        4.98        5.82

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $29         $55         $74        $108        $106         $92
Ratio of expenses
  to average net assets (%)                     0.35        0.35 6      0.35        0.35        0.35        0.64
Ratio of adjusted expenses
  to average net assets 7 (%)                   1.25        1.03 6      0.91        0.88        0.86        0.91
Ratio of net investment income
  to average net assets (%)                     5.41        5.15 6      5.30        4.94        4.90        5.71

1 Effective March 31, 1997, the fiscal period end changed from May 31 to March 31.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment.

4 The total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting Policies

The U.S. Government Cash Reserve Fund (the "Fund") is a diversified series of John Hancock Current Interest (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to obtain maximum current income to the extent consistent with maintaining liquidity and preserving capital.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income, which is distributed to shareholders. Therefore, no federal income tax provision is required.

Distributions

The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

Use of estimates

The preparation of these financial statements in accordance with accounting principles generally accepted the United States of America, incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.500% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.425% of the next $250,000,000, (c) 0.375% of the next
$250,000,000, (d) 0.350% of the next $500,000,000, (e) 0.325% of the next $500,000,000, (f) 0.300% of the next $500,000,000 and (g) 0.275% of the average daily net asset value in excess of $2,500,000,000.

The Adviser had agreed to limit Fund expenses to 0.35% of the Fund's average daily net asset value. This limitation was terminated on August 1, 2000. Accordingly, the reduction in the Fund's expenses amounted to $112,288 for the year ended March 31, 2001.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.15% of the Fund's average daily net assets, to reimburse JH Funds for its distribution and service costs. Payment of fees under the Distribution Plan has been suspended at least until July 31, 2001. Accordingly, the reduction in the distribution and service fee amounted to $142,707, for the year ended March 31, 2001. JH Funds reserves the right to terminate this limitation in the future.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. Stephen L. Brown are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The deferred compensation plan has no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales and maturities, including discount earned on investment securities, during the year ended March 31, 2001 aggregated $5,066,151,437 and $5,084,077,000, respectively.

The cost of investments owned at March 31, 2001 (including the joint repurchase agreement) for Federal income tax purposes was $90,853,988.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. Analysis of fund share transactions is reported at $1 per share. The Fund has an unlimited number of shares authorized with no par value.

                                             YEAR ENDED        YEAR ENDED
                                                3-31-00           3-31-01
Sold                                       $220,727,725      $131,008,968
Distributions reinvested                      5,063,071         5,013,170
Repurchased                                (228,140,890)     (150,344,702)

Net decrease                                ($2,350,094)     ($14,322,564)



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent Auditors

To the Board of Trustees and Shareholders of John Hancock Current Interest
John Hancock U.S. Government Cash Reserve

We have audited the accompanying statement of assets and liabilities of the John Hancock U.S. Government Cash
Reserve (the "Fund"), one of the portfolios constituting
John Hancock Current Interest, including the schedule of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John
Hancock U.S. Government Cash Reserve portfolio of John
Hancock Current Interest at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
May 4, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during the fiscal year ended March 31, 2001.

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury
Department Form 1099-DIV in January of 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President
and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         John Hancock Signature Services, Inc.
                                        1 John Hancock Way, Suite 1000
                                        Boston, MA 02217-1000

By express mail                         John Hancock Signature Services, Inc.
                                        Attn: Mutual Fund Image Operations
                                        529 Main Street
                                        Charlestown, MA 02129

Customer service representatives        1-800-225-5291

24-hour automated information           1-800-338-8080

TDD line                                1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock U.S. Government Cash Reserve. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


4300A  3/01
       5/01




                                                                        VOTE THIS PROXY CARD TODAY!
                                                           YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                                                 THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK CASH RESERVE, INC.
SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 5, 2001
PROXY SOLICITATION BY THE BOARD OF DIRECTORS

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Cash
Reserve, Inc. ("Cash Reserve, Inc.") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Cash Reserve,
Inc. to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 5,
2001 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated November 1, 2001 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                       Date                                        , 2001

                                       PLEASE SIGN, DATE AND RETURN
                                       PROMPTLY IN ENCLOSED ENVELOPE


                                       ------------------------------------------------------------

                                       ------------------------------------------------------------
                                                           Signature(s)
                                       NOTE: Signature(s) should agree with the name(s)
                                       printed herein. When signing as attorney,
                                       executor, administrator, trustee or guardian, please
                                       give your full name as such. If a corporation,
                                       please sign in full corporate name by president
                                       or other authorized officer. If a partnership,
                                       please sign in partnership name by authorized person.





                                                                                        VOTE THIS PROXY CARD TODAY!
                                                                           YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                                                                 THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS
MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE
WITH THEIR BEST JUDGEMENT.

(1)      To approve an Agreement and Plan of Reorganization between Cash Reserve, Inc. and John Hancock U.S.
         Government Cash Reserve ("U.S. Government Cash Reserve").  Under this Agreement, Cash Reserve, Inc.
         would transfer all of its assets to U.S. Government Cash Reserve in exchange for shares of U.S.
         Government Cash Reserve.  These shares will be distributed proportionately to you and the other shareholders of Cash Reserve, Inc.  U.S. Government Cash Reserve will also assume Cash Reserve, Inc.'s liabilities.

         FOR      |_|                       AGAINST  |_|               ABSTAIN  |_|

                    PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.




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


[LOGO]    John Hancock                                     Internet Proxy Voting
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       JOHN HANCOCK FUNDS                                    Proxy Voting Form
                                                            John Hancock Funds
                                                             JOHN HANCOCK CASH
                                                               RESERVE, INC.


THE DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.
Proposal 1.  To approve an Agreement and Plan of Reorganization           o FOR      o AGAINST    o ABSTAIN
             between Cash Reserve, Inc. and John Hancock U.S.
             Government Cash Reserve ("U.S. Government Cash
             Reserve"). Under this Agreement, Cash Reserve, Inc. would
             transfer all of its assets to U.S. Government Cash Reserve in exchange for shares of U.S. Government Cash Reserve.
             These shares will be distributed proportionately to you and the other shareholders of Cash Reserve, Inc. U.S.
             Government Cash Reserve will also assume Cash Reserve,
             Inc.'s liabilities.
=======================================================================================================

             Please refer to the proxy statement for discussion of each of these matters.
             If no specification is made on a proposal, the proposal will be voted "For".
                                        Thank you for voting.

=======================================================================================================

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



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       JOHN HANCOCK FUNDS                                    Proxy Voting Form
                                                            John Hancock Funds
                                                             JOHN HANCOCK CASH
                                                               RESERVE, INC.

--------------------------------------------------------------------------------
                    Thank you! Your vote has been submitted.
--------------------------------------------------------------------------------

THE DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.
Proposal 1.  To approve an Agreement and Plan of Reorganization           o FOR
             between Cash Reserve, Inc. and John Hancock U.S.
             Government Cash Reserve ("U.S. Government Cash
             Reserve"). Under this Agreement, Cash Reserve, Inc. would
             transfer all of its assets to U.S. Government Cash Reserve in exchange for shares of U.S. Government Cash Reserve.
             These shares will be distributed proportionately to you and the other shareholders of Cash Reserve, Inc. U.S.
             Government Cash Reserve will also assume Cash Reserve,
             Inc.'s liabilities.

             Please refer to the proxy statement for discussion of each of these matters.

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

                                     Part B

                       Statement of Additional Information

                    JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE
                   (a series of John Hancock Current Interest)

                                November 1, 2001

This Statement of Additional Information provides information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated November 1, 2001. This Statement of Additional Information provides additional information about John Hancock U.S. Govern- ment Cash Reserve and the Fund that it is acquiring, John Hancock Cash Reserve, Inc. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.


                                Table Of Contents


                                                                                                                 Page
Introduction                                                                                                       3
Additional Information about John Hancock U.S. Government Cash Reserve                                             3
General Information and History                                                                                    3
Investment Objective and Policies                                                                                  3
Management of John Hancock U.S. Government Cash Reserve                                                            3
Control Persons and Principal Holders of Shares                                                                    3
Investment Advisory and Other Services                                                                             3
Brokerage Allocation                                                                                               3
Capital Stock and Other Securities                                                                                 3
Purchase, Redemption and Pricing of John Hancock U.S. Government Cash Reserve Shares                               3
Tax Status                                                                                                         4
Underwriters                                                                                                       4
Calculation of Performance Data                                                                                    4
Financial Statements                                                                                               4

Additional Information about John Hancock Cash Reserve, Inc.                                                       4
General Information and History                                                                                    4
Investment Objective and Policies                                                                                  4
Management of John Hancock Cash Reserve, Inc.                                                                      4
Investment Advisory and Other Services                                                                             4
Brokerage Allocation                                                                                               4
Capital Stock and Other Securities                                                                                 4
Purchase, Redemption and Pricing of John Hancock Cash Reserve, Inc                                                 4
Tax Status                                                                                                         5
Underwriters                                                                                                       5
Calculation of Performance Data                                                                                    5
Financial Statements                                                                                               5

Exhibits

A - Statement of Additional Information, dated August 1, 2001, of John Hancock U.S. Government Cash Reserve including audited financial statements as of March 31, 2001.

B - Statement of Additional Information, dated July 2, 2001, of John Hancock Cash Reserve, Inc. including unaudited financial statements as of June 30, 2001 and audited financial statements as of December 31, 2000.

C - Pro forma combined financial statements as of June 30, 2001, assuming the reorganization of John Hancock Cash Reserve, Inc. into John Hancock U.S. Government Cash Reserve occurred on that date.

                                  INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a proxy statement and prospectus dated November 1, 2001. The proxy statement and prospectus has been sent to the shareholders of Cash Reserve, Inc. in connection with the solicitation by the Directors of Cash Reserve, Inc. of proxies to be voted at the special meeting of shareholders of Cash Reserve to be held on December 5, 2001. This Statement of Additional Information incorporates by reference the Statement of Additional Information of U.S. Government Cash Reserve, dated August 1, 2001, and the Statement of Additional Information of Cash Reserve, Inc., dated July 2, 2001. The U.S. Government Cash Reserve SAI and the Cash Reserve, Inc. SAI are included with this Statement of Additional Information.

            Additional Information About U.S. Government Cash Reserve
            ---------------------------------------------------------

General Information and History
-------------------------------
For additional information about U.S. Government Cash Reserve generally and its history, see "Organization of the Funds" in the U.S. Government Cash Reserve SAI.

Investment Objective and Policies
---------------------------------
For additional information about U.S. Government Cash Reserve's investment objective, policies and restrictions, see "Investment Objectives and Policies" and "Investment Restrictions" in the U.S. Government Cash Reserve SAI.

Management of U.S Government Cash Reserve
-----------------------------------------
For additional information about the U.S. Government Cash Reserve's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the U.S Government Cash Reserve SAI.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of U.S Government Cash Reserve and principal holders of shares of U.S. Government Cash Reserve, see "Those Responsible for Management" in the U.S Government Cash Reserve SAI.

Investment Advisory and Other Services
--------------------------------------
For additional information about U.S. Government Cash Reserve's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the U.S. Government Cash Reserve SAI.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about U.S. Government Cash Reserve's brokerage allocation practices, see "Brokerage Allocation" in the U.S. Government Cash Reserve SAI.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of U.S. Government Cash Reserve's shares of beneficial interest, see "Description of the Fund's Shares" in the U.S. Government Cash Reserve SAI.

Purchase, Redemption and Pricing of U.S. Government Cash Reserve Shares
-----------------------------------------------------------------------
For additional information about the determination of net asset value, see "Net Asset Value" in the U.S. Government Cash Reserve SAI.

Tax Status
----------
For additional information about the tax status of U.S. Government Cash Reserve, see "Tax Status" in the U.S. Government Cash Reserve SAI.

Underwriters
------------
For additional information about U.S. Government Cash Reserve's principal underwriter and the distribution contract between the principal underwriter and U.S. Government Cash Reserve, see "Distribution Contracts" in the U.S. Government Cash Reserve SAI.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of U.S. Government Cash Reserve, see "Calculation of Performance" in the U.S. Government Cash Reserve SAI.

Financial Statements
--------------------
Audited annual financial statement of U.S. Government Cash Reserve at August 31, 2001 are attached to the U.S Government Cash Reserve SAI.

Pro forma combined financial statements as of June 30, 2001 are also attached hereto.


                 Additional Information About Cash Reserve Inc.
                 ----------------------------------------------

General Information and History
-------------------------------
For additional information about Cash Reserve, Inc. generally and its history, see "Organization of the Fund" in the Cash Reserve, Inc. SAI.

Investment Objective and Policies
---------------------------------
For additional information about Cash Reserve, Inc.'s investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Cash Reserve, Inc. SAI.

Management of Cash Reserve, Inc.
--------------------------------
For additional information about the Cash Reserve, Inc.'s Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Cash Reserve, Inc. SAI.

Investment Advisory and Other Services
--------------------------------------
For additional information about Cash Reserve, Inc.'s investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Cash Reserve, Inc. SAI.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about Cash Reserve, Inc.'s brokerage allocation practices, see "Brokerage Allocation" in the Cash Reserve, Inc. SAI.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of Cash Reserve, Inc.'s shares of beneficial interest, see "Description of the Fund's Shares" in the Cash Reserve, Inc. SAI.

Purchase, Redemption and Pricing of about Cash Reserve, Inc. Shares
-------------------------------------------------------------------
For additional information about the net asset value of Cash Reserve, Inc., see "Net Asset Value" in the Cash Reserve, Inc. SAI.

Tax Status
----------
For additional information about the tax status of Cash Reserve, Inc., see "Tax Status" in the Cash Reserve, Inc. SAI.

Underwriters
------------
For additional information about Cash Reserve, Inc.'s principal underwriter and the distribution contract between the principal underwriter and Cash Reserve, Inc., see "Distribution Contracts" in the Cash Reserve, Inc. SAI.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of Cash Reserve, Inc., see "Calculation of Performance" in the Cash Reserve, Inc. SAI.

Financial Statements
--------------------
Audited annual financial statements of Cash Reserve, Inc. as of December 31, 2000 and unaudited semi-annual financial statements as of June 30, 2001are attached to the Cash Reserve, Inc. SAI.

                    JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE

                       Statement Of Additional Information


                                 August 1, 2001


This Statement of Additional Information provides information about John Hancock U.S. Government Cash Reserve (the "Fund"), in addition to the information that is contained in the combined Money Market Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Current Interest (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                Table of Contents

                                                                            Page
Organization of the Fund................................................       2
Investment Objective and Policies.......................................       2
Investment Restrictions.................................................       4
Those Responsible for Management........................................       6
Investment Advisory and Other Services..................................      12
Distribution Contracts..................................................      14
Net Asset Value.........................................................      15
Purchase of Shares......................................................      16
Special Redemptions.....................................................      16
Additional Services and Programs........................................      16
Description of the Fund's Shares........................................      17
Tax Status..............................................................      18
Calculation of Performance..............................................      20
Brokerage Allocation....................................................      21
Transfer Agent Services.................................................      22
Custody of Portfolio....................................................      23
Independent Auditors....................................................      23
Financial Statements....................................................     F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, Inc. (the "Adviser"), is the Fund's investment adviser, an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company") a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware Corporation, organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund invests only in securities issued or guaranteed by the U.S. Government which mature within 13 months from the date of purchase and repurchase agreements with respect to these securities with an average portfolio maturity of 90 days or less. The Fund seeks to obtain maximum current income from these short-term investments to the extent consistent with maintaining liquidity and preserving capital.

Securities issued or guaranteed by the U.S. Government differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1-10 years and Treasury bonds have maturities of greater than 10 years at the date of issuance.

Securities in which the Fund invests may not earn as high a level of current income as longer-term or lower quality securities, which generally have less liquidity, greater market risk and more fluctuation in market value.

The return on an investment in the Fund will depend on the interest earned by the Fund's investments after expenses of the Fund are deducted. The return is paid to shareholders in the form of dividends.

The Fund seeks to maintain a net asset value of $1.00 per share at all times. There can be no assurance that the Fund will be able to maintain a constant $1.00 share price. However, because the Fund purchases high quality U.S. Government securities with short maturities, this policy helps to minimize any price decreases or increases that could result from changes in interest rates or an issuer's creditworthiness. The Fund's investment objective, policies and restrictions (including a restriction on borrowing money and pledging assets), except as noted, are fundamental and may not be changed without the approval of the Fund's shareholders.

Government Securities. U.S. Government securities are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. U.S. Treasury bills, notes and bonds, and certain obligations of government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates ("Ginnie Maes") are supported by the full faith and credit of the U.S. Treasury (the "Treasury"). Other obligations such as securities of the Federal Home Loan Bank and the Federal

Home Loan Mortgage Corporation ("Freddie Macs") are supported by the right of the issuer to borrow from the Treasury; while others, such as bonds issued by the Federal National Mortgage Association ("Fannie Maes"), which is a private corporation, are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Obligations not backed by the full faith and credit of the U.S. Government may be secured, in whole or in part, by a line of credit with the Treasury or collateral consisting of cash or other securities which are backed by the full faith and credit of the U.S. Government. In the case of other obligations, the agency issuing or guaranteeing the obligation must be looked to for ultimate repayment. Variable Amount Demand Master Notes are obligations that permit the investment by the Fund of fluctuating amounts as determined by the Fund at varying rates of interest pursuant to direct arrangements between the Fund and the issuing government agency. Although callable on demand by the Fund, these obligations are not marketable to third parties.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (generally not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would then be so invested-considering only the remaining days to maturity of existing repurchase agreements. In addition, the securities underlying repurchase agreements are not subject to the restrictions applicable to maturity of the portfolio or its securities.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money except from banks for temporary or emergency purposes (but not to purchase investment securities) in an amount up to 1/3 of the value of the Fund's total assets. The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33 1/3% of net assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Money Market Instruments. Because interest rates on money market instruments fluctuate in response to economic factors, the rates on short-term investments made by the Fund and the daily dividend paid to investors will vary, rising or falling with short- term rates generally. All of these obligations in which the Fund invests are guaranteed by the U.S. Government or one of its agencies or instrumentalities.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other income trends and developments or to take advantage of yield disparities in different segments of the market for Government Obligations. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth under the caption "Financial Highlights" in the Prospectus.

The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or
(2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         1. Purchase common stocks, preferred stocks, warrants, other equity securities, private placements, corporate bonds or debentures maturing beyond one year from the date of purchase, state bonds, or industrial revenue bonds, except through the purchase of debt obligations referred to under "Investment Objective and Policies" in this Statement of Additional Information.

         2.       Sell securities short;

         3.       Write or purchase put or call options;

         4. Underwrite the securities of another issuer, purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities") or purchase securities which are not readily marketable;

         5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests;

         6. Make loans to other persons, except the Fund may enter into repurchase agreements as provided in the investment practices. The purchase of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of securities, is not considered to be the making of a loan;

          7. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in bank obligations of domestic branches of U.S. banks including deposits with and obligation of savings institutions, obligations of foreign branches of domestic banks when the Adviser believes that the domestic parent will be ultimately responsible for payment if the issuing bank should fail to do so, U.S. Treasury Bills or other obligations issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities;

         8.       Invest in companies for the purpose of exercising control;

         9. Invest more than 5% of the value of the Fund's assets in the securities of any one issuer (other than securities issued or guaranteed as to principal and interest by the U.S. Government, or one of its agencies or instrumentalities).

         10. Borrow money except from banks for temporary or emergency purposes (but not to purchase investment securities) in an amount up to 1/3 of the value of the Fund's total assets. The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33 1/3% of net assets; or

         11. Pledge its assets except in amounts not in excess of the lesser of the dollar amount borrowed or 15% of the value of the Fund's total assets at the time of borrowing and only to secure borrowings for temporary or emergency purposes.

Non-fundamental Investment Restriction. The following investment restriction is designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

         1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

If a percentage restriction or rating restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the policy.


The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also Officers and Directors of the Adviser or Officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                              Positions Held            Principal Occupation(s)
Name and Address              With the Company          During the Past Five Years
----------------              ----------------          --------------------------

Maureen R. Ford *             Trustee, Chairman,        President, Broker/Dealer
101 Huntington Avenue         President and Chief       Distributor, John Hancock Life
Boston, MA  02199             Executive Officer (1,2)   Insurance Company; Chairman,
March 1950                                              Director, President and Chief
                                                        Executive Officer, the Adviser, The
                                                        Berkeley Group, John Hancock Funds;
                                                        Chairman, Director and President,
                                                        Insurance Agency, Inc.; Chairman,
                                                        Director and Chief Executive
                                                        Officer, Sovereign Asset Management
                                                        Corporation (SAMCorp.); Senior Vice
                                                        President, MassMutual Insurance Co.
                                                        (until 1999); Senior Vice
                                                        President, Connecticut Mutual
                                                        Insurance Co. (until 1996).

John M. DeCiccio*             Trustee                   Executive Vice President and Chief
P.O. Box 111                                            Investment Officer John Hancock
Boston, MA 02117                                        Financial Services, Inc.; Director,
July 1948                                               Executive Vice President and Chief
                                                        Investment Officer, John Hancock
                                                        Life Insurance Company; Chairman of
                                                        the Committee of Finance of John
                                                        Hancock Life Insurance Company;
                                                        Director, John Hancock
                                                        Subsidiaries, Inc., Hancock Natural
                                                        Resource Group, Independence
                                                        Investment LLC, Independence Fixed
                                                        Income LLC, The Berkeley Group, the
                                                        Adviser, John Hancock Funds,
                                                        Massachusetts Business Development
                                                        Corporation; Director, Insurance
                                                        Agency Inc. (until 1999) and John
                                                        Hancock Signature Services, Inc.
                                                        (until 1997).

-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       7


                              Positions Held            Principal Occupation(s)
Name and Address              With the Company          During the Past Five Years
----------------              ----------------          --------------------------

James F. Carlin               Trustee                   Chairman and CEO, Alpha Analytical
101 Huntington Avenue                                   Laboratories (chemical analysis),
Boston, MA  02199                                       Carlin Consolidated, Inc.
April 1940                                              (management/investments); Trustee,
                                                        Massachusetts Health and Education
                                                        Tax Exempt Trust; Director, Uno
                                                        Restaurant Corp., Arbella Mutual
                                                        (insurance) (until September 2000),
                                                        Health Plan Services, Inc. (until
                                                        February 1999), Flagship
                                                        Healthcare, Inc. (until November
                                                        1999), Carlin Insurance Agency,
                                                        Inc. (until April 1999), Chairman,
                                                        Massachusetts Board of Higher
                                                        Education (until July 1999).

William H. Cunningham         Trustee                   Chancellor, University of Texas
101 Huntington Avenue                                   System and former President of the
Boston, MA  02199                                       University of Texas, Austin, Texas;
January 1944                                            Lee Hage and Joseph D. Jamail
                                                        Regents Chair of Free Enterprise;
                                                        Director, LaQuinta Motor Inns, Inc.
                                                        (hotel management company)
                                                        (1985-1998); Jefferson-Pilot
                                                        Corporation (diversified life
                                                        insurance company) and LBJ
                                                        Foundation Board (education
                                                        foundation); Advisory Director,
                                                        Chase Bank (formerly Texas Commerce
                                                        Bank - Austin).

Ronald R. Dion                Trustee                   Chairman and Chief Executive
101 Huntington Avenue                                   Officer, R.M. Bradley & Co., Inc.;
Boston, MA  02199                                       Director, The New England Council
March 1946                                              and Massachusetts Roundtable;
                                                        Trustee, North Shore Medical
                                                        Center, Director, BJ's Wholesale
                                                        Club, Inc. and a corporator of the
                                                        Eastern Bank; Trustee, Emmanuel
                                                        College.

Charles L. Ladner             Trustee                   Chairman and Trustee, DunWoody
101 Huntington Avenue                                   Village, Inc.; Senior Vice
Boston, MA  02199                                       President and Chief Financial
February 1938                                           Officer, UGI Corporation (Public
                                                        Utility Holding Company) (retired
                                                        1998); Vice President and Director
                                                        for AmeriGas, Inc. (retired 1998);
                                                        Vice President of AmeriGas
                                                        Partners, L.P. (until 1997);
                                                        Director, EnergyNorth, Inc. (until
                                                        1995).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       8


                              Positions Held            Principal Occupation(s)
Name and Address              With the Company          During the Past Five Years
----------------              ----------------          --------------------------

Steven R. Pruchansky          Trustee (1)               Chairman and Chief Executive
101 Huntington Avenue                                   Officer, Mast Holdings, Inc. (since
Boston, MA  02199                                       June 1, 2000) Director and
August 1944                                             President, Mast Holdings, Inc.
                                                        (until May 31, 2000); Director,
                                                        First Signature Bank & Trust
                                                        Company (until August 1991);
                                                        Director, Mast Realty Trust (until
                                                        1994); President, Maxwell Building
                                                        Corp. (until 1991).

Norman H. Smith               Trustee                   Lieutenant General, United States
101 Huntington Avenue                                   Marine Corps; Deputy Chief of Staff
Boston, MA 02199                                        for Manpower and Reserve Affairs,
March 1933                                              Headquarters Marine Corps;
                                                        Commanding General III Marine
                                                        Expeditionary Force/3rd Marine
                                                        Division (retired 1991).

John P. Toolan                Trustee                   Director, The Smith Barney Muni
101 Huntington Avenue                                   Bond Funds, The Smith Barney
Boston, MA  02199                                       Tax-Free Money Funds, Inc., Vantage
September 1930                                          Money Market Funds (mutual funds),
                                                        The Inefficient-Market Fund, Inc.
                                                        (closed-end investment company) and
                                                        Smith Barney Trust Company of
                                                        Florida; Chairman, Smith Barney
                                                        Trust Company (retired December,
                                                        1991); Director, Smith Barney,
                                                        Inc., Mutual Management Company and
                                                        Smith Barney Advisers, Inc.
                                                        (investment advisers) (retired
                                                        1991); Senior Executive Vice
                                                        President, Director and member of
                                                        the Executive Committee, Smith
                                                        Barney, Harris Upham & Co.,
                                                        Incorporated (investment bankers)
                                                        (until 1991).

-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       9


                              Positions Held            Principal Occupation(s)
Name and Address              With the Company          During the Past Five Years
----------------              ----------------          --------------------------

William L. Braman             Executive Vice President  Executive Vice President and Chief
101 Huntington Avenue         and Chief Investment      Investment Officer, each of the
Boston, MA 02199              Officer (2)               John Hancock Funds; Executive Vice
December 1953                                           President and Chief Investment
                                                        Officer, Barring Asset Management,
                                                        London UK (until May 2000).

Richard A. Brown              Senior Vice President     Senior Vice President , Chief
101 Huntington Avenue         and Chief Financial       Financial Officer and Treasurer of
Boston, MA  02199             Officer. (2)              the Adviser, John Hancock Funds,
April 1949                                              and The Berkeley Group; Second Vice
                                                        President and Senior Associate
                                                        Controller, Corporate Tax
                                                        Department, John Hancock Financial
                                                        Services, Inc. (until January
                                                        2001).

Susan S. Newton               Senior Vice President,    Senior Vice President and Chief
101 Huntington Avenue         Secretary and Chief       Legal Officer the Adviser; John
Boston, MA 02199              Legal Officer             Hancock Funds; Vice President,
March 1950                                              Signature Services (until May
                                                        2000), The Berkeley Group, NM
                                                        Capital and SAMCorp.

William H. King               Vice President and        Vice President and Treasurer, the
101 Huntington Avenue         Treasurer                 Adviser.
Boston, MA  02199
July 1952

Thomas H. Connors             Vice President and        Vice President and Compliance
101 Huntington Avenue         Compliance Officer        Officer, the Adviser; Vice
Boston, MA  02199                                       President, John Hancock Funds.
September 1959

-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford and Mr. DeCiccio, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.

                                                         Total Compensation
                                                         from all Funds in
                               Aggregate Compensation    John Hancock Fund
Trustees                           From the Fund*        Complex to Trustees**
--------                       ----------------------    ---------------------

James F. Carlin                        $ 494                     $ 72,000
William H. Cunningham+                   490                       72,100
Ronald R. Dion +                         494                       72,000
Charles L. Ladner                        510                       75,100
Steven R. Pruchansky +                   504                       75,000
Norman H. Smith +                        529                       78,000
John P. Toolan+                          471                       70,250
                                    --------                   ----------
Total                                 $3,492                     $514,450

*Compensation is for the fiscal year ended March 31, 2001.

**The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 2000. As of this date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-four funds.

+ As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998), for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees.


All of the officers listed are officers or employees of the Adviser of Affiliated Companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of July 2, 2001, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.

                                                  Percentage of Total
Name and                                          Outstanding Shares
Address of Shareholder                            of the Class of the Fund
----------------------                            ------------------------

Sterling Trust Company                                   12.38%
FBO Gilbane Profit Sharing Plan
1380 Lawrence Street, Suite 1400
Denver, CO 80204-2060

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

                                                             Fee
Average Daily Net Assets                                (Annual Rate)
------------------------                                -------------

         First $500 million............................... 0.500%
         Next $250 million................................ 0.425%
         Next $250 million................................ 0.375%
         Next $500 million................................ 0.350%
         Next $500 million................................ 0.325%
         Next $500 million................................ 0.300%
         Amount Over $2.5 billion......................... 0.275%

From time to time, the Adviser may reduce its fees or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser agreed to limit Fund expenses to 0.35% of the Fund's average daily net asset value. The Adviser retained the right to reimpose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. Effective August 1, 2000, the voluntary expense limitation was terminated.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (I) by holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by either party or by vote of a majority of the outstanding securities of the Fund and will terminate automatically if assigned.


For the fiscal years ended March 31, 1999, 2000 and 2001, the advisory fees paid by the Fund to the Adviser amounted to $481,496, $566,447 and $475,689, respectively. However, all or a portion of such fees were not imposed pursuant to the voluntary expense limitation arrangement then in effect.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended March 31, 1999, 2000, 2001 and 1999, the Fund paid the Adviser $14,560, $20,164 and $18,242, respectively.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed at the time of sale. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

The Fund's Trustees adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"). Under the Plan, the Fund will pay distribution and service fees at an aggregate annual rate of 0.15% of the Fund's daily net assets. The service fee will not exceed 0.15% of the Fund's average daily net assets. Therefore, up to 0.15% is for service expenses and the remaining amount is for distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Plan, these expenses will not be carried beyond twelve months from the date they were incurred. The payment of fees by the Fund under the Plan has been indefinitely suspended.

The Plan was approved by a majority of the voting securities of the Fund. The Plan and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plan.

Pursuant to the Plan, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plan provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plan provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares upon 60 days written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the Fund. The Plan provides that no material amendment to the Plan will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. In adopting the Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the shares of the Fund.

From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized whenever applicable.

The Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Trustees will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If any deviation occurs which may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions as they deem appropriate to eliminate or reduce such unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or utilizing available market quotations to determine net asset value per share.

Since a dividend is declared to shareholders each time net asset value is determined, the net asset value per share of the Fund will normally remain constant at $1.00 per share. There is no assurance that the Fund can maintain the $1.00 per share value. Monthly, any increase in the value of a shareholder's investment from dividends is reflected as an increase in the number of shares in the shareholder's account or is distributed as cash if a shareholder has so elected.

It is expected that the Fund's net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder's portion of accrued income, the Fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full or fractional shares which represents the amount of excess. By investing in the Fund, shareholders are deemed to have agreed to make such a contribution. This procedure is intended to permit the Fund to maintain its net asset value at $1.00 per share.

If in the view of the Trustees it is inadvisable to continue the practice of maintaining net asset value at $1.00 per share, the Trustees reserve the right to alter the procedures for determining net asset value. The Fund will notify shareholders of any such alteration.

The NAV for the Fund is determined twice each business day at 12 noon and at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time), by dividing the net assets by the number of its shares outstanding. To help the Fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.

PURCHASE OF SHARES

Shares of the Fund are offered at a price equal to their net asset value per share which will normally be constant at $1.00. The Fund no longer issues share certificates, all shares are electronically recorded.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of Fund shares for shares of other funds and portfolios managed by the Adviser.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of Fund shares. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to John Hancock Signature Services, Inc. ("Signature Services").

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of one class of shares of the Fund.

The shares of the Fund represent an equal proportionate interest in the aggregate net assets attributable to the Fund.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss and investment company taxable income is all taxable income and capital gains or losses, other than those gains or losses taken into account in computing net capital gain, after reduction by deductible expenses. It is not likely that the Fund will earn or distribute any net capital gain.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. Distributions from the Fund will not qualify for the dividends-received deduction for any corporate shareholder. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Upon a redemption or other disposition of shares (including by exercise of the exchange privilege) a shareholder ordinarily will not realize a taxable gain or loss if, as anticipated, the Fund maintains a constant net asset value per share. If the Fund is not successful in maintaining a constant net asset value per share, a redemption may produce a taxable gain or loss.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and would not be distributed as such to shareholders. The Fund does not have any capital loss carryforwards.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

A state income ( and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.


The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions may be subject to backup withholding of federal income tax if non-exempt shareholders fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholders is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.


The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions (if any), and ownership of or gains realized (if any) on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file, then there could be a backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, the Fund will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the purposes of calculating yield, daily income per share consists of interest and discount earned on the Fund's investments less provision for amortization of premiums and applicable expenses, divided by the number of shares outstanding, but does not include realized or unrealized appreciation or depreciation.

In any case in which the Fund reports its annualized yield, it will also furnish information as to the average portfolio maturities of the Fund. It will also report any material effect of realized gains or losses or unrealized appreciation on dividends which have been excluded from the computation of yield.

Yield calculations are based on the value of a hypothetical preexisting account with exactly one share at the beginning of the seven day period. Yield is computed by determining the net change in the value of the account during the base period and dividing the net change by the value of the account at the beginning of the base period to obtain the base period return. Base period is multiplied by 365/7 and the resulting figure is carried to the nearest 100th of a percent. Net change in account value during the base period includes dividends declared on the original share, dividends declared on any shares purchased with dividends of that share and any account or sales charges that would affect an account of average size, but excludes any capital changes.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yield of the Fund is not fixed or guaranteed. Yield quotations should not be considered to be representations of yield of the Fund for any period in the future. The yield of the Fund is a function of available interest rates on money market instruments, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of changes in operating expenses. The Fund's yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at interest rates different from that being earned on current portfolio instruments. Yield could also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund's current portfolio instruments.

From time to time, in reports and promotional literature, the Fund's yield and total return will be ranked or compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc. "Lipper-Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States or "iMoneyNet, Inc.'s Money Fund Report," a similar publication. Comparisons may also be made to bank Certificates of Deposit, which differ from mutual funds, like the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CD's and the principal on a CD is insured. Unlike CD's, which are insured as to principal, an investment in the Fund is not insured or guaranteed.


Performance rankings and ratings, reported periodically in, and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.


BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commission are made by the Adviser pursuant to recommendations made by its investment committee of the Adviser and affiliates and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund did not pay negotiated brokerage commissions on portfolio transactions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal years ended March 31, 2001, 2000 and1999, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund did not execute any portfolio transactions with any Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217- 1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $21.00 for each shareholder account, plus certain out-of-pocket expenses.

CUSTODY OF PORTFOLIO


Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, the custodian performs custody, portfolio and fund accounting services. Effective September, 2001, the new custodian of the Fund will be The Bank of New York, 100 Church Street, New York, New York 10286. Under the new custodian agreement, The Bank of New York will perform custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information are as of the Fund's fiscal year ended March 31, 2001 and have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements listed below are included and incorporated by reference into Part B of the Registration Statement for U.S. Government Cash Reserve's 2001 Annual Report to Shareholders for the year ended March 31, 2001; (filed electronically on May 22, 2001; file nos. 811-2485 and 2-50931; accession number 0000928816-01-500157).

John Hancock Current Interest
  John Hancock U.S. Government Cash Reserve

  Statement of Assets and Liabilities as of March 31, 12001.
  Statement of Operations for the fiscal year ended March 31, 2001.
  Statement of Changes in Net Asset for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein.
  Schedule of Investments as of March 31, 2001.
  Notes to Financial Statements.
  Report of Independent Auditors.

                                                                    John Hancock
                                                              Cash Reserve, Inc.

                                                                      Prospectus


                                                                   May 1, 2001


                                      On September 10, 1996, the directors voted
                                             to close the fund to new purchases,
                                         except shares purchased with reinvested
                                      fund dividends, effective October 1, 1996.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                              [LOGO](R)
                                                              ------------------
                                                              JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A summary of the fund's goals,     Cash Reserve, Inc.                        4
strategies, risks, performance
and expenses.

Policies and instructions for      Your account
opening, maintaining and
closing an account in the          Selling shares                            6
fund.                              Transaction policies                      8
                                   Dividends and account policies            8
                                   Additional investor services              9

Further information on the         Fund details
fund.
                                   Business structure                       10
                                   Financial highlights                     11

                                   For more information             back cover

Cash Reserve, Inc.

GOAL AND STRATEGY

[Clip Art] The fund seeks maximum current income consistent with capital preservation and liquidity. It invests only in high-quality money market instruments and seeks to maintain a stable share price of $1.

The fund invests only in dollar-denominated securities rated within the two highest short-term credit categories (and their unrated equivalents). These securities have a maximum remaining maturity of 365 days and may be issued by:

o     U.S. corporations

o     U.S. and Canadian banks and their foreign branches

o     U.S. savings and loan associations

o     U.S. and Canadian governments

o     U.S. agencies, states and municipalities

The fund may also invest in repurchase agreements based on these securities. The fund maintains an average dollar-weighted maturity of 90 days or less.

The fund may invest more than 25% of its assets in finance companies or domestic banks.


In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements. The team tends to favor corporate securities and looks for relative yield advantages between, for example, a company's secured and unsecured short-term debt obligations.


================================================================================

PORTFOLIO MANAGERS

Team of money market research analysts and portfolio managers

YIELD INFORMATION

For the fund's 7-day effective yield, call 1-800-225-5291

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risk. On December 22,1994, John Hancock Advisers, Inc. became the investment adviser of the fund. The fund's total returns for the previous periods during which the fund was advised by another adviser are not shown. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                      1995   1996   1997   1998   1999   2000

                                      5.38%  5.00%  5.20%  4.91%  4.47%  5.65%

2001 total return as of March 31: 1.20%
Best quarter: Q4 '97, 1.32% Worst quarter: Q1 '99, 1.05%

--------------------------------------------------------------------------------
Average annual total returns-- for periods ending 12/31/00
--------------------------------------------------------------------------------
1 year                                                                 5.65%
Life of fund                                                           5.11%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

An issuer of securities held by the fund could default, or have its credit rating downgraded.

Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o If the fund concentrates in finance companies or banks, its performance could be tied more closely to those industries than to the market as a whole.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                                  none
Maximum deferred sales charge (load)
(as a % of purchase or sales price, whichever is less)                    none

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                            0.35%
Distribution fees                                                         0.00%


Other expenses                                                            0.48%
Total fund operating expenses                                             0.83%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                 Year 1    Year 3     Year 5    Year 10
--------------------------------------------------------------------------------


                                         $85       $ 265      $460      $1,025


FUND CODES

---------------------------------
Ticker            --
CUSIP             41014T104
Newspaper         --
SEC number        811-2995
JH fund number    42


(1) A $4.00 fee will be charged for wire redemptions.

Your account


--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                  To sell some or all of your shares

By letter

[Clip Art]     o  Accounts of any type.      o  Write a letter of
                                                instruction or complete
               o  Sales of any amount.          a stock power indicating
                                                the fund name, your
                                                account number, the
                                                name(s) in which the
                                                account is registered
                                                and the dollar value or
                                                number of shares you
                                                wish to sell.

                                             o  Include all signatures
                                                and any additional
                                                documents that may be
                                                required (see next
                                                page).

                                             o  Mail the materials to
                                                Signature Services.

                                             o  A check will be mailed
                                                to the name(s) and
                                                address in which the
                                                account is registered,
                                                or otherwise according
                                                to your letter of
                                                instruction.

By phone

[Clip Art]     o  Most accounts.

               o  Sales of up to $100,000.   o  Call EASI-Line for
                                                automated service 24
                                                hours a day using your
                                                touch-tone phone, at
                                                1-800-338-8080.

                                             o  Call your financial
                                                representative or
                                                Signature Services
                                                between 8 A.M. and 4
                                                P.M. Eastern Time on
                                                most business days.

By wire or electronic funds transfer (EFT)

[Clip Art]     o  Requests by letter to      o  To verify that the
                  sell any amount               telephone redemption
                  (accounts of any type).       privilege is in place on
                                                an account, or to
               o  Requests by phone to          request the form to add
                  sell up to $100,000           it to an existing
                  (accounts with telephone      account, call Signature
                  redemption privileges).       Services.

                                             o  Amounts of $1,000 or
                                                more will be wired on
                                                the next business day. A
                                                $4 fee will be deducted
                                                from your account.

                                             o  Amounts of less than
                                                $1,000 may be sent by
                                                EFT or by check. Funds
                                                from EFT transactions
                                                are generally available
                                                by the second business
                                                day. Your bank may
                                                charge a fee for this
                                                service.

By exchange    o  Accounts of any type.      o  Obtain a current
                                                prospectus for the fund
               o  Sales of any amount.          into which you are
                                                exchanging by calling
                                                your financial
                                                representative or
                                                Signature Services.

                                             o  Call your financial
                                                representative or
                                                Signature Services to
                                                request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

--------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
--------------------------------------------


6  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                       Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or UGMA/UTMA     o  Letter of instruction.
accounts (custodial accounts for minors).
                                             o  On the letter, the
                                                signatures and titles of
                                                all persons authorized
                                                to sign for the account,
                                                exactly as the account
                                                is registered.

                                             o  Signature guarantee if
                                                applicable (see above).

Owners of corporate, sole proprietorship,    o  Letter of instruction.
general partner or association accounts.
                                             o  Corporate
                                                business/organization
                                                resolution, certified
                                                within the past 12
                                                months, or a John
                                                Hancock Funds business/
                                                organization
                                                certification form.

                                             o  On the letter and the
                                                resolution, the
                                                signature of the
                                                person(s) authorized to
                                                sign for the account.

                                             o  Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust accounts.        o  Letter of instruction.

                                             o  On the letter, the
                                                signature(s) of the
                                                trustee(s).

                                             o  Provide a copy of the
                                                trust document certified
                                                within the past 12
                                                months.

                                             o  Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders with rights of    o  Letter of instruction
survivorship whose co-tenants are deceased.     signed by surviving
                                                tenant.

                                             o  Copy of death
                                                certificate.

                                             o  Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.            o  Letter of instruction
                                                signed by executor.

                                             o  Copy of order appointing
                                                executor, certified
                                                within the past 12
                                                months.

                                             o  Signature guarantee if
                                                applicable (see above).

Administrators, conservators, guardians      o  Call 1-800-225-5291 for
and other sellers or account types not          instructions.
listed above.


                                                                 YOUR ACCOUNT  7

--------------------------------------------------------------------------------
TRANSACTION POLICIES


Valuation of shares The net asset value (NAV) per share for the fund is determined twice each business day at 12 noon and at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time), by dividing a class's net assets by the number of its shares outstanding. To help the fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.


Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.


In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares All money market fund shares are electronically recorded. Certificated shares are not available.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally declares dividends daily and pay them monthly. Purchases by wire or other federal funds that are accepted before 12 noon Eastern Time will receive the dividend declared that day. Other orders, including those that are not accompanied by federal funds, will begin receiving dividends the following day. Redemption orders accepted before 12 noon Eastern Time will not receive that day's dividends.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable, or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.



8  YOUR ACCOUNT

Taxability of dividends Dividends you receive from a money market fund, whether reinvested or taken as cash, are generally considered taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. However, as long as the fund maintains a stable share price, you will not have a gain or loss on shares you sell or exchange.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except this fund and the tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT  9

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of directors oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

Management fee For the last fiscal year the fund paid management fees at an annual rate of 0.35% to the investment adviser.

The management firm The fund is managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

                            -----------------------
                                  Shareholders
                            -----------------------

                                Distribution and
                              shareholder services

               ---------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------

               ---------------------------------------------------
                            Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------

               ---------------------------------------------------
                                 Transfer agent

                     John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                      Asset
                                   Management

               ---------------------------------------------------
                               Investment advisor

                          John Hancock Advisors, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                              investment activities
               ---------------------------------------------------

               ---------------------------------------------------
                                   Custodian

                      State Street Bank and Trust Company

                      Holds the fund's assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Directors

                         Oversee the fund's activities.
               ---------------------------------------------------



10  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Cash Reserve, Inc.

Figures audited by Ernst & Young LLP


----------------------------------------------------------------------------------------------------------------------
Period ended:                                                          12/96     12/97     12/98     12/99     12/00
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $1.00     $1.00     $1.00     $1.00     $1.00
Net investment income                                                   0.05      0.05      0.05      0.04      0.05
Less distributions:
  Dividends from net investment income                                 (0.05)    (0.05)    (0.05)    (0.04)    (0.05)
Net asset value, end of period                                         $1.00     $1.00     $1.00     $1.00     $1.00
Total investment return at net asset value(1) (%)                       5.00      5.20      4.91      4.47      5.65
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          67,003    37,822    29,708    24,320    21,130
Ratio of expenses to average net assets (%)                             0.65      0.61      0.75      0.78      0.83
Ratio of net investment income (loss) to average net assets (%)         4.85      5.07      4.81      4.38      5.48


(1)   Total investment return assumes dividend reinvestment.


                                                                FUND DETAILS  11

--------------------------------------------------------------------------------


For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock Cash Reserve, Inc.:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


[LOGO](R)

John Hancock Funds, Inc.
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.     420PN  5/01

                         JOHN HANCOCK CASH RESERVE, INC.

                       Statement of Additional Information


                                  July 2, 2001


On September 10, 1996, the Directors voted to close the Fund to new purchases, except shares purchased with reinvested Fund dividends effective October 1, 1996.

This Statement of Additional Information provides information about John Hancock Cash Reserve Fund, Inc. (the "Fund") in addition to the information that is contained in the current Prospectus (the "Prospectus")

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS

                                                                            Page
Organization of the Fund...............................................       2
Investment Objective and Policies......................................       2
Investment Restrictions................................................       5
Those Responsible for Management.......................................       7
Investment Advisory and Other Services.................................      12
Distribution Contract..................................................      14
Net Asset Value........................................................      14
Description of the Fund's Shares.......................................      15
Tax Status.............................................................      16
Calculation of Yield...................................................      17
Brokerage Allocation...................................................      18
Transfer Agent Services................................................      20
Custody of Portfolio...................................................      20
Independent Auditors...................................................      21
Appendix...............................................................     A-1
Financial Statements...................................................     F-1

ORGANIZATION OF THE FUND

The Fund is a diversified open-end investment management company organized as a corporation under the laws of the state of Maryland on January 17, 1980. John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. The Fund's investment objective policies and restrictions except as noted are fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to obtain maximum current income consistent with the preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objective by investing in high quality money market instruments maturing within one year from the date of purchase with an average portfolio maturity of 90 days or less. Securities in which the Fund may invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

The Fund will invest only in U.S. dollar denominated securities determined by the Board of Directors to present minimal credit risk and which are rated high quality by any major rating service or, if unrated, determined to be of comparable quality by the Board of Directors. These include commercial paper and similar short-term obligations of U.S. issuers which generally meet the highest quality standards at the time of investment, in conformity with securities regulations governing money market mutual funds. The Fund may also purchase other marketable, non-convertible corporate debt securities of U.S. issuers. These investments include bonds, debentures, floating rate obligations, and issues with optional maturities which in each case must have remaining maturities of one year or less and be rated at least AA by Standard and Poor's Ratings Group ("S&P") or Aa by Moody's Investor Services, Inc. ("Moody's") at the time of investment, see Appendix A.

Investments will also include bank obligations such as certificates of deposit, time or demand deposits and bankers acceptances. Bank obligations are limited to U.S. or Canadian banks having total assets over $1 billion. Investments in savings association obligations are limited to U.S. savings and loan associations with total assets over $1 billion. Investments in bank obligations may include instruments issued by foreign branches of U.S. or Canadian banks. The Fund may invest in U.S. Government securities. In addition, the Fund may invest in U.S. dollar denominated securities issued or guaranteed by the Government of Canada, a Province of Canada, or their instrumentalities in an amount not to exceed 10% of its total assets at the time of purchase of such government securities. The Fund may enter into repurchase agreements, invest in restricted securities and is authorized to invest in participation interests and to purchase securities on a delayed delivery basis. In addition, the Fund is authorized, but presently does not intend, to engage in reverse repurchase agreements and invest in variable amount master notes.

Government Securities. U.S. Government obligations are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Treasury bills, bonds and notes and certain obligations of Government agencies and instrumentalities, such as Government National Mortgage Association pass through certificates are supported by the full faith and credit of the Treasury. Other obligations such as securities of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the Treasury; while others such as bonds issued by the Federal National Mortgage Association, which is a private corporation, are supported only by the credit of the issuing instrumentality. Obligations not backed by the full faith and credit of the United States may be secured, in whole or part, by a line of credit with the U.S. Treasury or collateral consisting of cash or other securities which are backed by the full faith and credit of the United States. In the case of other obligations, the agency issuing or guaranteeing the obligation must be looked to for ultimate repayment.

Corporate Obligations. For a description of the ratings of securities which are eligible for investment by the Fund, see Appendix A.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower; the rate is usually the same as or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Fund will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Fund may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for all other commercial paper issuers. The Fund will not invest more than 25% of its assets in master demand notes. Although the Fund has previously invested in one master demand note and might again own this type of note, it has no current intention of doing so in the foreseeable future.

Participation Interests. The Fund may invest in participations issued by an intermediary, usually a bank, which evidence ownership of a fractional interest in a large, underlying money market instrument of a type in which the Fund is otherwise permitted to invest. The Fund's ability to exercise its rights as a lender and to trade these participations and any fractional notes from the underlying issuer in the secondary market is normally less than if the Fund owned the entire investment directly.

Bank Obligations. The Fund's ownership of obligations issued by banks may involve social considerations. Normally, large domestic banks are members of the Federal Reserve System and the Federal Deposit Insurance Corporation, but these are not investment requirements. The purchase of obligations issued by foreign branches of domestic banks and by Canadian banks or their foreign branches involves special investment considerations, including the possible imposition of withholding taxes on interest income, expropriation, confiscatory taxation, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, limitations on the removal of funds, or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a Canadian bank or foreign branch of a domestic or Canadian bank. The Fund will not invest more than 25% of its assets in Canadian banks, including their foreign branches. Some investments in foreign branches of domestic banks may be considered to have the same investment risk as investing in instruments of the domestic bank when the parent is unconditionally liable for the obligations of its foreign branch; in all other cases the Fund will not invest more than 25% of its assets in the instruments of foreign branches of domestic banks.

Repurchase Agreements. For the purpose of realizing additional (taxable) income, the Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. The transaction must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term highly liquid debt securities. However, reverse repurchase agreements may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements which involve the sale of any of the money market securities held by the Fund and an agreement to repurchase those securities at an agreed upon price, date, and interest payment. The Fund would then use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. In the view of the staff of the Securities and Exchange Commission ("SEC") (a) reverse repurchase arrangements are borrowings under the Investment Company Act of 1940 and (b) if entered into with other than banks, the Fund must maintain, in a segregated account, marketable short-term securities equal to the aggregate amount of its reverse repurchase obligations. If the Fund enters into reverse repurchase arrangements with other than banks, it will maintain such a segregated account. In addition, the Fund would not enter into reverse repurchase agreements exceeding in the aggregate (provided that overall borrowings do not exceed 1/3 of the Fund's total assets) more than 20% of the value of its total net assets. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings (including reverse repurchase agreements) are in excess of 5% of the Fund's total assets. In addition, the Fund would enter into reverse repurchase agreements only with financial institutions which are approved in advance as being creditworthy by the Board of Directors. Under procedures established by the Board of Directors, the Investment Adviser will monitor the creditworthiness of the firms involved. The Fund has not invested in reverse repurchase agreements in the past and has no current intention of doing so.

When-Issued and Forward Commitments. Although it is not typically the practice with respect to money market securities, some new issues of the securities in which the Fund may invest could be offered on a delayed delivery (including a when-issued) basis, that is, delivery and payment for the securities would be scheduled to take place after a typical settlement date with the price, interest rate, and settlement date being fixed at the time of commitment. The Fund will not effect delayed delivery transactions with scheduled delivery dates of more than one year after the date of its commitment. The Fund would only make such commitments to purchase securities with the intention of actually acquiring them, and no new commitment will be made if, as a result, more than 20% of the Fund's net assets would be so committed. The Fund will at all times maintain in a segregated account cash or liquid, high-grade money market instruments in an amount equal to these commitments. However, the Fund could meet its obligations to pay for delayed delivery securities from sale of the delayed delivery securities themselves, which may have a value greater or less than the Fund's payment obligation and thus produce a realized gain or loss.

The Fund's investment restrictions permit it to invest more than 25% of its assets in all finance companies as a group and all domestic banks as a group when, in the opinion of the Investment Adviser, yield differentials and money market conditions suggest and when cash is available for such investment and instruments are available for purchase which fulfill the Fund's objectives in terms of quality and marketability.

Restricted Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short-term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities, which as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Borrow money except from banks for temporary or emergency purposes (including meeting redemptions without immediately selling securities, but not to purchase investment securities) in an amount not to exceed 1/3 of the value (including the proceeds of the loan) of the Fund's total assets;

2. Mortgage, pledge, or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with restriction 1 above;

3. Invest more than 5% of its total assets in the securities of any one issuer, except for: securities issued or guaranteed by the United States government or by one of its agencies or instrumentalities; and, with respect to 25% of its total assets, obligations of domestic commercial banks (although under current regulations, an investment in the obligations of any one commercial bank may not exceed 5% of the Fund's total assets, subject to an exception permitting investment in certain obligation of any one such bank at any one time for a period of up to three business days);

4. Invest more than 25% of the Fund's total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies, and instrumentalities) in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction, and finance companies as a group shall not be considered a single industry;

5. Make loans to others, except through the purchase of various kinds of publicly distributed debt obligations, investments in variable amount master demand notes, participations, and repurchase agreement transactions;

6. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interest therein;

7.       Purchase securities on margin or sell short;

8. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

9.       Underwrite securities of other issuers;

10. Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security, or other differences;

11. Purchase securities (other than under repurchase agreements of not more than one week's duration - considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excepting from this restriction securities which are subject to such resale restrictions but which, in the judgment of the Fund's investment adviser, are readily redeemable on demand), if as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities;

12. Purchase warrants, or write, purchase or sell puts, calls, straddles, spreads, or combinations thereof; and

13. Enter into reverse repurchase agreements, if as a result, the Fund's obligations with respect to all reverse repurchase agreements would be greater than 20% of net assets.

14. Issue any senior security (as that term is defined in the Investment Company Act of 1940) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Directors without shareholder approval.

The Fund may not:

(a) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(b) Purchase securities of any issuer for the purpose of exercising control or management;

With respect to investment restrictions (a) and (b), to avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings (including reverse repurchase agreements) are in excess of 5% of the Fund's total assets.

If a percentage restriction or rating restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in value of the Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.


The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Directors who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Several of the officers and Directors of the Fund are also officers and directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                              Positions Held            Principal Occupation(s)
Name and Address              With the Company          During the Past Five Years
----------------              ----------------          --------------------------


Maureen R. Ford *             Trustee, Vice Chairman,   President, Broker/Dealer
101 Huntington Avenue         President and Chief       Distributor, John Hancock Life
Boston, MA  02199             Executive Officer (1,2)   Insurance Company; Vice Chairman,
March 1950                                              Director, President and Chief
                                                        Executive Officer, the Adviser, The
                                                        Berkeley Group, John Hancock Funds;
                                                        Chairman, Director and President,
                                                        Insurance Agency, Inc.; Chairman,
                                                        Director and Chief Executive
                                                        Officer, Sovereign Asset Management
                                                        Corporation (SAMCorp.); Senior Vice
                                                        President, MassMutual Insurance Co.
                                                        (until 1999); Senior Vice
                                                        President, Connecticut Mutual
                                                        Insurance Co. (until 1996).


James F. Carlin               Trustee                   Chairman and CEO, Alpha Analytical
101 Huntington Avenue                                   Laboratories (chemical analysis),
Boston, MA  02199                                       Carlin Consolidated, Inc.
April 1940                                              (management/investments); Trustee,
                                                        Massachusetts Health and Education
                                                        Tax Exempt Trust; Director, Uno
                                                        Restaurant Corp., Arbella Mutual
                                                        (insurance) (until September 2000),
                                                        HealthPlan Services, Inc. (until
                                                        February 1999), Flagship
                                                        Healthcare, Inc. (until November
                                                        1999), Carlin Insurance Agency,
                                                        Inc. (until April 1999), Chairman,
                                                        Massachusetts Board of Higher
                                                        Education (until July 1999) and
                                                        Trustee of 35 funds managed by the
                                                        Adviser.

------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       8


                              Positions Held            Principal Occupation(s)
Name and Address              With the Company          During the Past Five Years
----------------              ----------------          --------------------------

William H. Cunningham         Trustee                   Chancellor, University of Texas
101 Huntington Avenue                                   System and former President of the
Boston, MA  02199                                       University of Texas, Austin, Texas;
January 1944                                            Lee Hage and Joseph D. Jamail
                                                        Regents Chair of Free Enterprise;
                                                        Director, LaQuinta Motor Inns, Inc.
                                                        (hotel management company)
                                                        (1985-1998); Jefferson-Pilot
                                                        Corporation (diversified life
                                                        insurance company) and LBJ
                                                        Foundation Board (education
                                                        foundation); Advisory Director,
                                                        Chase Bank (formerly Texas Commerce
                                                        Bank - Austin).

Ronald R. Dion                Trustee                   Chairman and Chief Executive
101 Huntington Avenue                                   Officer, R.M. Bradley & Co., Inc.;
Boston, MA  02199                                       Director, The New England Council
March 1946                                              and Massachusetts Roundtable;
                                                        Trustee, North Shore Medical
                                                        Center, Director, BJ's Wholesale
                                                        Club, Inc. and a corporator of the
                                                        Eastern Bank; Trustee, Emmanuel
                                                        College.

Charles L. Ladner             Trustee                   Chairman and Trustee, DunWoody
101 Huntington Avenue                                   Village, Inc.; Senior Vice
Boston, MA  02199                                       President and Chief Financial
February 1938                                           Officer, UGI Corporation (Public
                                                        Utility Holding Company) (retired
                                                        1998); Vice President and Director
                                                        for AmeriGas, Inc. (retired 1998);
                                                        Vice President of AmeriGas
                                                        Partners, L.P. (until 1997);
                                                        Director, EnergyNorth, Inc. (until
                                                        1995).


------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       9


                              Positions Held            Principal Occupation(s)
Name and Address              With the Company          During the Past Five Years
----------------              ----------------          --------------------------

Steven R. Pruchansky          Trustee (1)              Chairman and Chief Executive Officer,
101 Huntington Avenue                                  Mast Holdings, Inc. (since June 1, 2000)
Boston, MA  02199                                      Director and President, Mast Holdings,
August 1944                                            Inc. (until May 31, 2000); Director,
                                                       First Signature Bank & Trust Company
                                                       (until August 1991); Director, Mast
                                                       Realty Trust (until 1994); President,
                                                       Maxwell Building Corp. (until 1991).

Norman H. Smith               Trustee                  Lieutenant General, United States Marine
101 Huntington Avenue                                  Corps; Deputy Chief of Staff for
Boston, MA  02199                                      Manpower and Reserve Affairs,
March 1933                                             Headquarters Marine Corps; Commanding
                                                       General III Marine Expeditionary
                                                       Force/3rd Marine Division (retired 1991).

John P. Toolan                Trustee                  Director, The Smith Barney Muni Bond
101 Huntington Avenue                                  Funds, The Smith Barney Tax-Free Money
Boston, MA  02199                                      Funds, Inc., Vantage Money Market Funds
September 1930                                         (mutual funds), The Inefficient-Market
                                                       Fund, Inc. (closed-end investment
                                                       company) and Smith Barney Trust Company
                                                       of Florida; Chairman, Smith Barney Trust
                                                       Company (retired December, 1991);
                                                       Director, Smith Barney, Inc., Mutual
                                                       Management Company and Smith Barney
                                                       Advisers, Inc. (investment advisers)
                                                       (retired 1991); Senior Executive Vice
                                                       President, Director and member of the
                                                       Executive Committee, Smith Barney,
                                                       Harris Upham & Co., Incorporated
                                                       (investment bankers) (until 1991).

------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       10


                              Positions Held            Principal Occupation(s)
Name and Address              With the Company          During the Past Five Years
----------------              ----------------          --------------------------

William L. Braman            Executive Vice President and    Executive Vice President and Chief
101 Huntington Avenue        Chief Investment Officer (2)    Investment Officer, each of the John
Boston, MA  02199                                            Hancock Funds; Executive Vice President and
December 1953                                                Chief Investment Officer, Barring Asset
                                                             Management, London UK (until May 2000).

Richard A. Brown             Senior Vice President and       Senior Vice President , Chief Financial
101 Huntington Avenue        Chief Financial Officer  (2)    Officer and Treasurer of the Adviser, John
Boston, MA  02199                                            Hancock Funds, and The Berkeley Group;
April 1949                                                   Second Vice President and Senior Associate
                                                             Controller, Corporate Tax Department, John
                                                             Hancock Financial Services, Inc. (until
                                                             January 2001).

Susan S. Newton              Senior Vice President,          Senior Vice President and Chief Legal
101 Huntington Avenue        Secretary and Chief Legal       Officer the Adviser; John Hancock Funds;
Boston, MA  02199            Officer                         Vice President, Signature Services (until
March 1950                                                   May 2000), The Berkeley Group, NM Capital
                                                             and SAMCorp.



Thomas H. Connors            Vice President and Compliance   Vice President and Compliance Officer, the
101 Huntington Avenue        Officer                         Adviser; Vice President, John Hancock
Boston, MA  02199                                            Funds.
September 1959

------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Directors for their services. Ms. Ford, a non-Independent Director and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the adviser and receive no compensation from the Fund for their services.

                                                           Total
                                                           Compensation
                                                           from all Funds in
                                    Aggregate              John Hancock Fund
                                    Compensation           Complex to
Trustees                            from the Fund(1)       Trustees (2)
--------                            ----------------       -----------------

James F. Carlin                          $125                   $ 72,000
William H. Cunningham*                    125                     72,100
Ronald R. Dion*                           125                     72,000
Charles L. Ladner                         130                     75,100
Steven R. Pruchansky*                     129                     75,000
Norman H. Smith*                          135                     78,000
John P. Toolan*                           122                     70,250
                                         ----                  ---------
Total                                    $891                   $514,450

      (1)    Compensation is for fiscal period ended December 31, 2000.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000. As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-four funds.

      (*) As of December 31, 2000 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr.Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998), for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of April 2, 2001, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, no person or entity owned beneficially or of record 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds and in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Directors, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly fees computed at the annual percentage rate of 0.35% of the Fund's average daily net assets. Fees are calculated and accrued daily and, at the end of each month, the Adviser is entitled to a portion of the annual fee, based on the average daily net assets of the Fund through the last day of the month for which payment is made, less any previous payments made to the Adviser for the fiscal year.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Directors. The Advisory Agreement and Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by a vote of a majority of the Directors of the Fund who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by either a majority of the Directors or the holders of a majority of the Fund's outstanding voting securities. Both agreements may be terminated on 60 days written notice by any party or by a majority of outstanding voting securities of the Fund by the Directors or by the Adviser and will terminate automatically if assigned.

For the fiscal years ended December 31, 1998, 1999 and 2000, the advisory fee paid to the Adviser amounted to $115,468, $93,356 and $77,652, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended December 31, 1998, 1999 and 2000, the Fund paid the Adviser $5,321, $4,673 and $4,165, respectively, for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACT

The Fund has a Distribution Agreement with John Hancock Funds. Under the Distribution Agreement, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value (normally $1.00 per share). The Fund is a no-load Fund and John Hancock Funds and Selling Brokers' representatives do not receive any sales commissions in connection with the sales of shares of the Fund.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

The Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Directors will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If any deviation occurs which may result in unfairness either to new investors or existing shareholders, the Directors will take such actions as they deem appropriate to eliminate or reduce such unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or utilizing available market quotations to determine net asset value per share.

Since a dividend is declared to shareholders each time net asset value is determined, the net asset value per share of the Fund will normally remain constant at $1.00 per share. There is no assurance that the Fund can maintain the $1.00 per share value. Monthly, any increase in the value of a shareholder's investment from dividends is reflected as an increase in the number of shares in the shareholder's account or is distributed as cash if a shareholder has so elected.

It is expected that the Fund's net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder's portion of accrued income, the Fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full or fractional shares which represent the amount of excess. By investing in the Fund, shareholders are deemed to have agreed to make such a contribution. This procedure permits the Fund to maintain its net asset value at $1.00 per share.

If in the view of the Directors it is inadvisable to continue the practice of maintaining net asset value at $1.00 per share, the Directors reserve the right to alter the procedures for determining net asset value. The Fund will notify shareholders of any such alteration.

The Fund is permitted to redeem shares in kind. Nevertheless, the Fund has filed with the Securities and Exchange Commission a notification of election committing itself to pay in cash on redemption by a shareholder of record, limited during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

The NAV for the fund and class is determined twice each business day at 12 noon and at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time), by dividing a class's net assets by the number of its shares outstanding. To help the Fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.

DESCRIPTION OF THE FUND'S SHARES

Capitalization and Voting Rights. The Fund's total authorized capital stock is 4,000,000,000 common shares of the par value of one cent ($.01) per share. The Board of Directors has the authority to designate additional series of Common Stock without seeking the approval of shareholders.

All shares have equal rights as to voting, dividends and liquidation. The voting rights of shares of the Fund are noncumulative. Consequently, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any person or persons to the Board of Directors. In addition, shareholders may request in writing that the Fund call a special meeting of shareholders for various purposes, including removal of a director provided that such request represents at least 10% of all the votes entitled to be cast at the meeting. The Fund will assist shareholders with any communications, including shareholder proposals, in accordance with provisions of Section 16 of the Investment Company Act of 1940. All shares of the Fund issued and outstanding are, and all shares offered by the Prospectus, when issued, will be fully paid and nonassessable. Shares have no conversion, preemptive or other subscription rights and are freely transferable on the books of the Fund.

Reports to Shareholders. Shareholders of the Fund will receive annual and semiannual reports showing diversification of investments, securities owned and other information regarding the Fund's activities. The financial statements of the Fund are audited at least once a year by the Fund's independent auditors.

Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Fund's Registration Statement filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card, starter or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains, if any) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions of net investment income (which include original issue discount and accrued, recognized market discount) and any net realized short-term capital gains, as computed for Federal income tax purposes, will be taxable as described in the Prospectus whether taken in shares or in cash. Although the Fund does not expect to realize any net long-term capital gains, distributions from such gains, if any, would be taxable as long-term capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected the distribution in cash, divided by the number of shares received.

Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder ordinarily will not realize a taxable gain or loss if, as anticipated, the Fund maintains a constant net asset value per share. If the Fund is not successful in maintaining a constant net asset value per share, a redemption may produce a taxable gain or loss.

Distributions from the Fund will not qualify for the dividends-received deduction for corporate shareholders.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and would not be distributed as such to shareholders.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments, if any, in foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions (if any), and ownership of or gains realized (if any) on the exchange or redemption of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distribution from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income tax.

CALCULATION OF YIELD

For the purposes of calculating yield, daily income per share consists of interest and discount earned on the Fund's investments less provision for amortization of premiums and applicable expenses, divided by the number of shares outstanding, but does not include realized or unrealized appreciation or depreciation.

In any case in which the Fund reports its annualized yield, it will also furnish information as to the average portfolio maturities of the Fund. It will also report any material effect of realized gains or losses or unrealized appreciation on dividends which have been excluded from the computation of yield.

Yield calculations are based on the value of a hypothetical preexisting account with exactly one share at the beginning of the seven day period. Yield is computed by determining the net change in the value of the account during the base period and dividing the net change by the value of the account at the beginning of the base period to obtain the base period return. Base period is multiplied by 365/7 and the resulting figure is carried to the nearest 100th of a percent. Net change in account value during the base period includes dividends declared on the original share, dividends declared on any shares purchased with dividends of that share and any account or sales charges that would affect an account of average size, but excludes any capital changes.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yield of the Fund is not fixed or guaranteed. Yield quotations should not be considered to be representations of yield of the Fund for any period in the future. The yield of the Fund is a function of available interest rates on money market instruments, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of changes in operating expenses. The Fund's yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at interest rates different from that being earned on current portfolio instruments. Yield could also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund's current portfolio instruments.

From time to time, in reports and promotional literature, the Fund's yield and total return will be ranked or compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc. "Lipper-Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States or "IBC/Donahue's Money Fund Report," a similar publication. Comparisons may also be made to bank Certificates of Deposit, which differ from mutual funds like the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CD's and the principal on a CD is insured. Unlike CD's, which are insured as to principal, an investment in the Fund is not insured or guaranteed.


Performance rankings and ratings, reported periodically in and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRONS, may also be utilized.


BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Directors who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the NASD and other policies that the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Directors. For the fiscal years ended December 31, 1998, 1999 and 2000, no negotiated brokerage commissions were paid on portfolio transactions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Directors that the price is reasonable in light of the services provided and to policies that the Directors may adopt from time to time. During the fiscal year ended December 31, 2000, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc. (until January 1, 1999, John Hancock Distributors, Inc.) a broker-dealer ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the years ended December 31, 1998, 1999 and 2000, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc. ("Signature Services"), 1 John Hancock Way, Suite 1000, Boston MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $21.00 for each shareholder account, plus certain out-of-pocket expenses.


CUSTODY OF PORTFOLIO

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts, serves as custodian of the cash and investment securities of the Fund. SSB is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement.

INDEPENDENT AUDITORS

Ernst & Young LLP has been selected as the independent auditor of the Trust. The Fund statements of the Fund for the fiscal year ended December 31, 2000 included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                      CORPORATE AND TAX-EXEMPT BOND RATINGS

Moody's Investors Service, Inc. ("Moody's")

Aaa, Aa, A and Baa - Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds that are of "high quality by all standards," but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds." The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating that the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical ratings denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Standard & Poor's Corporation ("S&P")

AAA, AA, A and BBB - Bonds rated AAA bear the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade," are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects or changes in circumstances and economic conditions. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent of completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in the A category.

Fitch Investors Service ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

TAX-EXEMPT NOTE RATINGS

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, through not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal interest.

Fitch - FIN-1 and FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's-Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P-Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch-Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations-The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

FINANCIAL STATEMENTS

The latest report from your
Fund's management team

ANNUAL REPORT

Cash
Reserve, Inc.

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



DIRECTORS
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02205-9116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief
Executive Officer, flush right next to second paragraph.]

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY DAWN BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Cash Reserve, Inc.

Short-term interest rates rise through May, then stabilize as the economy starts to slow


"It was a
 good year for
 money-market
 fund
 investors..."


It was a good year for money-market fund investors, who saw their yields rise and their returns beat those of most stock-fund investors. In the first half of the year, money-market yields rose along with interest rates. This occurred after all signs pointed to a very robust U.S. economy in January, with soaring consumer confidence and a booming stock market sparking concerns of an uptick in inflation. As a result, the Federal Reserve switched to its inflation-fighting mode again, raising the federal funds rate that banks charge each other for overnight loans by one-quarter percentage point in February and again in March in an effort to cool the economy and block inflation. When that didn't deter the economy, or the stock market, the Fed took the unusual step of raising rates by one-half a percentage point in May. Shortly after, the economy began to show signs of slowing, while inflation remained relatively benign. This trend continued through the year's end, so the Fed stayed on the sidelines and the federal funds rate ended the year at 6.50%, up from 5.50% a year earlier. After rising in the first half of the year, money-market yields remained fairly level, since the federal funds rate is a key pricing benchmark for money-market securities.

[A 4" x 3" photo at bottom right side of page of John Hancock
Cash Reserve, Inc. Caption below reads "Fund management team members (l-r): Barry Evans and Dawn Baillie."]

In the second half of the year, the effects of the slowing economy began to show up in earnest in the form of earnings disappointments -- which sent the stock market reeling -- and slowdowns in manufacturing, housing and consumer spending. So by the end of the year, the Fed returned to its neutral stance and investors even began to anticipate rate cuts in 2001.

[Bar chart at top of left hand column with heading "7-Day Effective Yield". Under the heading is a note that reads "As of December 31, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.74% total return for John Hancock Cash Reserve, Inc. The second bar represents the 5.91% total return for Average taxable money-market fund. A note below the chart reads "The average taxable money-market fund is tracked by Lipper, Inc. Past performance is no guarantee of future results."]


"With the
 prospects for
 additional
 rate cuts
 real, we plan
 to extend our
 maturity..."

7-day effective yield

On December 31, 2000, John Hancock Cash Reserve, Inc. had a 7-day effective yield of 5.74%. By comparison, the average taxable money-market fund had a 7-day effective yield of 5.91%, according to Lipper, Inc.

Staying short

For the first nine months of 2000, we kept the Fund's maturity slightly shorter than average, believing that rates were on the rise as the Fed remained intent on slowing the economy and preventing inflation through a series of rate hikes. This conservative stance meant that our money was not tied up for as long, so we were able to move more quickly into higher-yielding securities as rates rose.

Our thinking changed by the end of September, as we began to see a marked and consistent slowdown in housing, manufacturing and the consumer and producer price indexes. Believing that a slowing economy would keep the Fed on hold, or even cause it to reverse course and lower rates, we extended our maturity in October to be on the average. We stayed that way through year end, mostly to take advantage of the year-end bargains and higher yields that we can generally find as traders clear out their inventory of money-market securities.

A look ahead

With the economy slowing down so rapidly, we had anticipated that the Fed would begin lowering rates at its next meeting in late January. In fact, just three days after the Fund's year ended, the Fed took the surprise step of lowering rates by one-half a percentage point in an aggressive effort to avoid a serious economic downturn. In doing so, the Fed cited weaker sales, production, consumer confidence and financial markets, while core inflation remained tame. Even before this move, we had confidence that the Fed would continue to nimbly manage the economy's growth and prevent a recession. This recent action further bolsters that view. With the prospects for additional rate cuts real, we plan to extend our maturity to slightly longer than average in an effort to lock in higher rates. As always, we will continue to focus not only on providing the Fund with a competitive yield, but also on preserving stability of principal.

----------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.




FINANCIAL STATEMENTS

John Hancock Funds -- Cash Reserve, Inc.


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments, in money market instruments,
at value - Note C:
Commercial paper (cost - $3,588,528)                $3,588,528
U.S. government obligations (cost - $14,530,705)    14,530,705
Joint repurchase agreement (cost - $3,015,000)       3,015,000
                                                --------------
                                                    21,134,233
Cash                                                       696
Receivable for shares sold                               1,389
Interest receivable                                      8,120
Other assets                                            43,092
                                                --------------
Total Assets                                        21,187,530
                                                --------------
Liabilities:
Payable to John Hancock Advisers, Inc.
and affiliates -  Note B                                15,442
Accounts payable and accrued expenses                   42,400
                                                --------------
Total Liabilities                                       57,842
                                                --------------
Net Assets:
Capital paid-in                                     21,129,688
                                                --------------
Net Assets                                         $21,129,688
                                                ==============
Net Asset Value, Offering Price
and Redemption Price Per Share:
(Based on 21,129,688 shares of
beneficial interest outstanding -
4,000,000,000 shares authorized with
$0.01 per share par value)                               $1.00
==============================================================





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.

Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Interest                                            $1,399,510
                                             -----------------
Expenses:
Investment management fee - Note B                      77,652
Transfer agent fee - Note B                             37,115
Custodian fee                                           34,810
Auditing fee                                            20,000
Printing                                                 8,126
Accounting and legal services fee - Note B               4,165
Directors' fees                                          1,163
Miscellaneous                                              678
Legal fees                                                 186
                                             -----------------
Total Expenses                                         183,895
                                             -----------------
Net Investment Income                                1,215,615
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                     $1,215,615
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                        ---------------------------------------
                                               1999                  2000
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                          $1,167,547            $1,215,615
                                        -----------------     -----------------
Distributions to Shareholders:
Dividends from net investment
income ($0.0438 and $0.0549 per
share, respectively)                           (1,167,547)           (1,215,615)
                                        -----------------     -----------------
From Fund Share Transactions -
Net: *                                         (5,388,618)           (3,190,162)
                                        -----------------     -----------------
Net Assets:
Beginning of period                            29,708,468            24,319,850
                                        -----------------     -----------------
End of period                                 $24,319,850           $21,129,688
                                        =================     =================
* Analysis of Fund Share Transactions
at $1 Per Share:
Shares issued to shareholders in
reinvestment of distributions                  $1,110,480            $1,157,381
Less shares repurchased                        (6,499,098)           (4,347,543)
                                        -----------------     -----------------
Net decrease                                  ($5,388,618)          ($3,190,162)
                                        =================     =================

See notes to financial statements.



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods.


Financial Highlights
Selected data for each share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income                      0.05              0.05              0.05              0.04              0.05
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:

Dividends from Net
Investment Income                         (0.05)            (0.05)            (0.05)            (0.04)            (0.05)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $1.00             $1.00             $1.00             $1.00             $1.00
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(1)                        5.00%             5.20%             4.91%             4.47%             5.65%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $67,003           $37,822           $29,708           $24,320           $21,130
Ratio of Expenses to Average
Net Assets                                0.65%             0.61%             0.75%             0.78%             0.83%
Ratio of Net Investment
Income to Average Net
Assets                                    4.85%             5.07%             4.81%             4.38%             5.48%

(1) Total investment return assumes dividend reinvestment.

See notes to financial statements.



The Financial Highlights summarizes the impact of net investment income and dividends on a single share for each period indicated. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.




Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Cash Reserve, Inc. on December 31, 2000. It's divided into three types of short-term investments. Most categories of short-term investments are further broken down by industry group.

                                                                                 PAR VALUE
                                                   INTEREST       QUALITY          (000s         MARKET
ISSUER, DESCRIPTION                                  RATE          RATING*        OMITTED)        VALUE
-------------------                              ------------   ------------   ------------   ------------
COMMERCIAL PAPER
Automobile/Trucks (8.01%)
DaimlerChrysler North America Holding Corp.,
01-18-01                                              6.480%        Tier 1          $800          $797,552
General Motors Acceptance Corp.,
01-31-01                                              6.520         Tier 1           900           895,110
                                                                                             -------------
                                                                                                 1,692,662
                                                                                             -------------
Beverages (2.36%)
Coca Cola Co.,
01-16-01                                              6.480         Tier 1           500           498,650
                                                                                             -------------
Broker Services (3.30%)
Merrill Lynch & Co.,
01-19-01                                              6.510         Tier 1           700           697,722
                                                                                             -------------
Utilities (3.31%)
American Telephone & Telegraph Co.,
01-05-01                                              6.500         Tier 1           700           699,494
                                                                                             -------------
TOTAL COMMERCIAL PAPER
(Cost $3,588,528)                                                                (16.98%)        3,588,528
                                                                                  ------     -------------
U.S. GOVERNMENT OBLIGATIONS
Governmental -- U.S. Agencies (68.77%)
Federal Farm Credit Corp.,
01-04-01                                              6.430         Tier 1           349           348,813
Federal Farm Credit Corp.,
02-01-01                                              6.380         Tier 1           500           497,253
Federal Farm Credit Corp.,
02-02-01                                              6.410         Tier 1           895           889,900
Federal Home Loan Bank,
05-18-01                                              5.900         Tier 1           800           782,038
Federal Home Loan Mortgage,
01-18-01                                              6.420         Tier 1           700           697,878
Federal Home Loan Mortgage,
01-23-01                                              6.430         Tier 1         1,000           996,071
Federal Home Loan Mortgage,
01-25-01                                              6.430         Tier 1         2,000         1,991,426
Federal Home Loan Mortgage,
02-15-01                                              6.360         Tier 1         2,000         1,984,100
Federal Home Loan Mortgage,
03-15-01                                              6.180         Tier 1         3,000         2,962,405
Federal Home Loan Mortgage,
03-22-01                                              6.110         Tier 1         1,000           986,422
Federal National Mortgage Association,
01-11-01                                              6.430         Tier 1         1,000           998,214
Federal National Mortgage Association,
01-18-01                                              6.430         Tier 1         1,000           996,964
Federal National Mortgage Association,
03-15-01                                              5.625         Tier 1           400           399,221
                                                                                             -------------
                                                                                                14,530,705
                                                                                             -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $14,530,705)                                                               (68.77%)       14,530,705
                                                                                  ------     -------------

                                                                   INTEREST
                                                                     RATE
                                                                 ------------
JOINT REPURCHASE AGREEMENT (14.27%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds, 10.750% and 13.875%, due
02-15-03 and 05-15-11) -- Note A                                   5.950%          3,015         3,015,000
                                                                                              ------------
TOTAL JOINT REPURCHASE AGREEMENT
(Cost $3,015,000)                                                                (14.27%)        3,015,000
                                                                               ---------      ------------
TOTAL INVESTMENTS                                                               (100.02%)       21,134,233
                                                                               ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (0.02%)           (4,545)
                                                                               ---------      ------------
TOTAL NET ASSETS                                                                (100.00%)      $21,129,688
                                                                               =========      ============

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Cash Reserve, Inc.

NOTE A --
ACCOUNTING POLICIES

John Hancock Cash Reserve, Inc. (the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. On September 10, 1996, the Directors voted to close the fund to new purchases, except shares purchased with reinvested Fund dividends, effective October 1, 1996.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Board of Directors has determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.35% of the Fund's average daily net assets.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Life Insurance Company. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford is a director and/or officer of the Adviser and/or its affiliates, as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, other than obligations of the U.S. government, during the year ended December 31, 2000, aggregated $1,517,125,508 and $1,520,767,657, respectively. There were no purchases or sales of obligations of the U.S. government during the year ended December 31, 2000.

The cost of investments owned at December 31, 2000 for federal income tax purposes was $21,134,233.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Cash Reserve, Inc.

We have audited the accompanying statement of assets and liabilities of John Hancock Cash Reserve, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Cash Reserve, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/S/ ERNEST & YOUNG LLP


Boston, Massachusetts
February 9, 2001



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2000.

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 2000 dividends qualify for the dividends received deduction available to corporations.



NOTES

John Hancock Funds - Cash Reserve, Inc.



NOTES

John Hancock Funds - Cash Reserve, Inc.



NOTES

John Hancock Funds - Cash Reserve, Inc.



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

PRSRT STD
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Cash Reserve, Inc. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

4200A   12/00
         2/01

--------------------------------------------------------------------------------

                                  John Hancock

                                  Cash
                                    RESERVE, INC.

SEMI
ANNUAL
REPORT

6.30.01



                        [LOGO]   John Hancock
                               -----------------
                               JOHN HANCOK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Table of contents
---------------------
Your fund at a glance
page 1
---------------------
Managers' report
page 2
---------------------
Fund's investments
page 5
---------------------
Financial statements
page 7
---------------------
For your information
page 17
---------------------

Dear Fellow Shareholders,

The U.S. stock market has had a rough beginning in 2001, as last year's downward spiral continued due to growing concern over the slowing economy and a parade of disappointing earnings announcements. The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, fell by 6.69% in the first six months of the year. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling 2.75 percentage points between January and the end of June. By April, investors began to believe the worst might be over, prompting a sharp stock rally that month. Bonds wound up outperforming stocks overall.

Even with the spring upturn, the stock market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery. More than ever, this is a time to keep a long-term investment perspective and check in with your investment professional to ensure that your portfolio is adequately diversified.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

Over the last six months

[] The economy slowed and the stock market remained volatile, producing negative results.

[] The Federal Reserve cut interest rates six times, totaling 2.75 percentage points, and money-market yields fell accordingly.

[] The Fund lengthened its maturity to lock in higher yields.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Cash Reserve, Inc.". Under the heading is a note that reads "Fund performance for the six months ended June 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.12% total return for John Hancock Cash Reserve, Inc. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]

[Bar chart with heading "7-day effective yield". Under the heading is a note that reads "As of June 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.32% total return for 7-day effective yield."]
--------------------------------------------------------------------------------

YOUR FUND AT A GLANCE

The Fund seeks maximum current income consistent with capital preservation and liquidity. It invests only in high-quality money-market instruments and seeks to maintain a stable share price of $1.

              By Dawn M. Baillie, for the Portfolio Management Team

                                  John Hancock
                                  Cash Reserve, Inc.

MANAGERS' REPORT

Money market yields fell in the first six months of 2001, as the Federal Reserve embarked on an aggressive program to cut short-term interest rates to prevent the economy from slipping into recession. With the economy slowing precipitously, the Fed stepped in beginning in January, cutting the federal funds rate by half a percentage point in a surprise move between its regularly scheduled meetings. The effects of the slowing economy began to show up in earnest in the form of corporate earnings disappointments, sending the stock market reeling. The Fed cut rates five more times through the end of June, sending the federal funds rate that banks charge each other for overnight loans from 6.50% at the start of the year to 3.75% by the end of June - the lowest level in more than seven years. The first five cuts were for one half a percentage point each, and the last one in June was for one-quarter percentage point, an indication that the Fed could be winding down its rate-cut, or easing, cycle. Money market yields fell in this period, since the federal funds rate is also a key pricing benchmark for money market securities.

"...we paid particular attention to buying and holding only the highest-quality top-tier securities."

FUND PERFORMANCE

On June 30, 2001, John Hancock Cash Reserve, Inc. had a 7-day effective yield of 3.32%. By comparison, the average taxable money-market fund had a 7-day effective yield of 3.38%, according to Lipper, Inc. For the six months ended June 30, 2001, the Fund had a total return of 2.12% at net asset value, compared with the 2.23% return of the average money market fund, according to Lipper.1

LENGTHENING MATURITY

As it became evident from the start of 2001 that the Fed, with its concerns about a too-slow economy, would continue to cut rates, we began to lengthen the Fund's average maturity to lock in higher-yielding securities for a longer time. Although the Fed clearly remained on its easing path, we kept the Fund's maturity at our peers' average. As is typically the case during an economic downturn, there are increased concerns about corporate defaults and credit downgrades, so money market funds typically scale back their exposure to longer-dated credits. In fact, we paid particular attention to buying and holding only the highest-quality top-tier securities.

UNCERTAINTY AHEAD

The Fed appears to be slowing down, or even nearing the end of, its rate-cut cycle, as it waits to see the full impact of the steps it has already taken this year. But it has maintained its easing bias and not yet declared victory in its efforts to avert a recession, instead indicating it still has concerns about the economy's ongoing weakness. The Fed's stance will undoubtedly remain the same until there are clearer signs of an upturn in both the U.S. and global economies, where a slowdown has weighed on the U.S. economy. Other key elements to watch for are a rebound in corporate earnings growth and corporate capital spending, which has ground to a halt. In this uncertain environment, we'll keep the Fund's maturity in line with, if not slightly shorter than, our peers, until we have a clearer sense of the economy's health. As always, we will also continue to focus on

"The Fed appears to be slowing down, or even nearing the end of, its rate-cut cycle..."

--------------------------------------------------------------------------------
[A photo of Team leader Dawn Baillie flush right next to first paragraph.]
--------------------------------------------------------------------------------
providing the Fund with a competitive yield and on preserving stability of principal.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Types of investments in the Fund As of June 30, 2001." The chart is divided into two sections (from top to left):
U.S. government obligations 81%, and Joint repurchase agreement 19%. ]
--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

FINANCIAL STATEMENTS

This schedule is a complete list of all securities owned by the Fund. It has two main categories: U.S. government obligations.


FUND'S INVESTMENTS

Securities owned
by the Fund on
June 30, 2001
(unaudited).



                                              INTEREST        QUALITY         PAR VALUE
ISSUER, DESCRIPTION                           RATE            RATING*        (000S OMITTED)           VALUE
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS  81.24%                                                             $15,766,028
-----------------------------------------------------------------------------------------------------------
(Cost $15,766,028)

Governmental - U.S. Agencies  81.24%                                                            $15,766,028
Federal Home Loan Bank
 7/2/01                                        3.940%           Tier 1          $2,402            2,401,737
Federal Home Loan Bank
 11/15/01                                      7.125            Tier 1           1,000            1,012,619
Federal Home Loan Bank
 12/28/01                                      6.000            Tier 1           1,000            1,009,311
Federal Home Loan Bank
 2/25/02                                       5.000            Tier 1             700              705,045
Federal Home Loan Mortgage Assn.
 7/16/01                                       4.650            Tier 1           2,000            1,996,125
Federal Home Loan Mortgage Assn.
 7/19/01                                       4.150            Tier 1             500              498,963
Federal Home Loan Mortgage Assn.
 7/19/01                                       5.100            Tier 1           1,000              997,535
Federal Home Loan Mortgage Assn.
 8/23/01                                       3.820            Tier 1           2,850            2,833,972
Federal Home Loan Mortgage Assn.
 9/19/01                                       7.900            Tier 1           2,000            2,017,280
Federal National Mortgage Assn.
 7/12/01                                       4.610            Tier 1             300              299,577


                                                                                     See notes to
                                                                                     financial statements.

                                                                                                      5




                                              INTEREST        QUALITY         PAR VALUE
ISSUER, DESCRIPTION                           RATE            RATING*        (000S OMITTED)           VALUE

Governmental - U.S. Agencies  (continued)
Federal National Mortgage Assn.
 7/20/01                                       4.130%           Tier 1          $1,000             $997,820
Federal National Mortgage Assn.
 8/2/01                                        4.450            Tier 1           1,000              996,044


                                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                           RATE           (000S OMITTED)           VALUE

-----------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENT  19.94%                                                               $3,871,000
-----------------------------------------------------------------------------------------------------------
(Cost $3,871,000)
Investment in a joint repurchase agreement transaction
 with UBS Warburg, Inc. - Dated 06-29-01, due
 07-02-01 (Secured by U.S. Treasury Bond 6.875%
 due 08-15-25 and U.S. Treasury Note 5.625% due
 11-30-02)                                                     3.970%             3,871           3,871,000

-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  101.18%                                                                      $19,637,028
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (1.18%)                                                        ($229,492)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                       $19,407,536
-----------------------------------------------------------------------------------------------------------

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $15,766,028)                              $15,766,028
Joint repurchase agreement (cost $3,871,000)                           3,871,000
Interest receivable                                                       67,569
Other assets                                                              43,091
Total assets                                                          19,747,688

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for shares repurchased                                           293,922
Dividend payable                                                           2,042
Payable to affiliates                                                     10,075
Other payables and accrued expenses                                       34,113
Total liabilities                                                        340,152

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                       19,407,536
Net assets                                                           $19,407,536

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
($19,407,536 O 19,407,536 shares)                                          $1.00

ASSETS AND
LIABILITIES

June 30, 2001
(unaudited).

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value per share.




                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2001
(unaudited).1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $522,264

Total investment income                                                  522,264

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                                 35,299
Transfer agent fee                                                        23,689
Custodian fee                                                             15,732
Auditing fee                                                               9,467
Printing                                                                   2,714
Accounting and legal services fee                                          1,973
Trustees' fees                                                               397
Registration and filing fees                                                 284
Legal fees                                                                   118
Miscellaneous                                                                 44
Total expenses                                                            89,717
Net investment income                                                    432,547
Increase in net assets from operations                                  $432,547

1Semiannual period from 1-1-01 through 6-30-01.


See notes to
financial statements.

FINANCIAL STATEMENTS

                                         YEAR                   PERIOD
                                         ENDED                  ENDED
                                         12-31-00               6-30-01 1
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                    $1,215,615              $432,547
Distributions to shareholders            (1,215,615)             (432,547)
From fund share transactions             (3,190,162)           (1,722,152)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                      24,319,850            21,129,688
End of period                           $21,129,688           $19,407,536

1Semiannual period from 1-1-01 through 6-30-01. Unaudited.

CHANGES IN
NET ASSETS

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund.


                                                           See notes to
                                                           financial statements.

FINANCIAL HIGHLIGHTS

SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.




PERIOD ENDED                     12-31-96     12-31-97      12-31-98    12-31-99   12-31-00   6-30-01 1
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period               $1.00        $1.00         $1.00        $1.00      $1.00       $1.00
Net investment income2              0.05         0.05          0.05         0.04       0.05        0.02
Less distributions
From net investment income         (0.05)       (0.05)        (0.05)       (0.04)     (0.05)      (0.02)
Net asset value,
 end of period                     $1.00        $1.00         $1.00        $1.00      $1.00       $1.00
Total return3 (%)                   5.00         5.20          4.91         4.47       5.65        2.12 4

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                       $67          $38           $30          $24        $21         $19
Ratio of expenses
 to average net assets (%)          0.65         0.61          0.75         0.78       0.83       0.895
Ratio of net investment income
 to average net assets (%)          4.85         5.07          4.81         4.38       5.48       4.295

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.
2 Based on the average of the shares outstanding at the end of each period. 3 Assumes dividend reinvestment.
4 Not annualized.
5 Annualized.


See notes to
financial statements.

NOTE A
Accounting policies

John Hancock Cash Reserve, Inc. (the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. On September 10, 1996, the Directors voted to close the fund to new purchases, except shares purchased with reinvested Fund dividends, effective October 1, 1996.

Significant accounting policies of the Fund are as follows:

Valuation of investments

The Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

NOTES TO STATEMENTS

Unaudited.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Distributions

The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 0.35% of the Fund's average daily net assets.

The Fund has a transfer agent agreement with John Hancock Signature
Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford is a director and officer of the Adviser and its affiliates, as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares reinvested and repurchased during the last two periods, along with the corresponding dollar value. Analysis of fund share transactions is reported at $1 per share. The Fund has $4,000,000,000 shares authorized with no par value.

                                          YEAR ENDED                PERIOD ENDED
                                          12-31-00                  6-30-01 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distributions reinvested                  $1,157,381                 $407,868
Repurchased                               (4,347,543)              (2,130,020)
Net decrease                             ($3,190,162)             ($1,722,152)

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2001, aggregated $700,586,027 and $702,427,000, respectively.

The cost of investments owned at June 30, 2001 for federal income tax purposes was $19,637,028.

DIRECTORS
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer
INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

FOR YOUR
INFORMATION

--------------------------------------------------------------------------------

                                                                      HOW TO
                                                                      CONTACT US

On the Internet                     www.jhfunds.com
By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn:  Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-544-6713

--------------------------------------------------------------------------------

[LOGO]      John Hancock
          ------------------
          JOHN HANCOCK FUNDS

          1-800-225-5291
          1-800-544-6713 (TDD)
          1-800-338-8080 EASI-Line

          www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Cash Reserve, Inc.

                                                                     420SA  6/01
                                                                            8/01

                                                                       Exhibit C

                    JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE
                NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS
                                 March 31, 2001

Pro-forma information is intended to provide shareholders of the John Hancock U.S. Government Cash Reserve and John Hancock Cash Reserve, Inc. with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of March 31, 2000.

The pro-forma combined statements of assets and liabilities and results of operations as of March 31, 2001, have been prepared to reflect the merger of JH US Government Cash Reserve and JH Cash Reserve, Inc. after giving effect to pro-forma adjustments described in the notes listed below.


(a) Acquisition by John Hancock U.S. Government Cash Reserve of all the assets of John Hancock Cash Reserve, Inc. and issuance of John Hancock U.S. Government Cash Reserve in exchange for all of the outstanding shares, respectively of John Hancock Cash Reserve, Inc.

(b) The investment advisory fee was adjusted to reflect the application of the fee structure which will be in effect for John Hancock U.S. Government Cash Reserve: 0.500% of the Fund's first $500 million average daily net asset value; 0.425% of the Fund's next $250 million average daily net asset value; 0.375% of the Fund's next $250 million average daily net asset value; 0.350% of the Fund's next $500 million average daily net asset value; 0.325% of the Fund's next $500 million average daily net asset value and 0.300% of the Fund's next $500 million average daily net asset value and 0.275% of the Fund's average daily net asset value in excess of $2,500 million.

(c)   The 12b-1 fee was adjusted to reflect the waiver of the fee.

(d) The actual expenses incurred by the John Hancock U.S. Government Cash Reserve and John Hancock Cash Reserve, Inc. for various expenses included on a pro-forma basis were reduced to reflect the estimated savings arising from the merger.

                                                                       Exhibit C

John Hancock U.S. Government Cash Reserve
Pro-forma combined statement of assets and liabilities
For the 12 months ended March 31, 2001

                                                                                     John Hancock
                                                                     John Hancock        Cash                             Pro
                                                                   U.S. Government     Reserve,                           Forma
                                                                     Cash Reserve        Inc.       Adjustments         Combined
                                                                     ------------     -----------   -----------       ------------
Assets
Investments at value                                                  90,853,988      20,310,085                       111,164,073
Cash                                                                         592             646                             1,238
Receivable for investments sold                                                0               0                                 0
Receivable for foreign currency exchange contracts sold                        0               0                                 0
Receivable for shares sold                                                     0               0                                 0
Dividends receivable                                                           0               0                                 0
Interest receivable                                                      904,961          27,714                           932,675
Receivable for variation margin                                                0               0                                 0
Other Assets                                                              26,551          43,091                            69,642
                                                                     -----------      ----------    -----------       ------------
   Total assets                                                       91,786,092      20,381,536                       112,167,628
                                                                     -----------      ----------    -----------       ------------

Liabilities
Payable for investment purchased                                               0               0                                 0
Payable for foreign currency exchange contracts purchased                      0               0                                 0
Payable for shares repurchased                                            64,819               0                            64,819
Dividend payable                                                          35,748           5,471                            41,219
                                                                                                                                 0
Payable to affiliates                                                     38,984          15,368                            54,352
Accounts payable and accrued expenses                                    103,174          23,881                           127,055
                                                                     -----------      ----------    -----------       ------------
   Total liabilities                                                     242,725          44,720                           287,445
                                                                     -----------      ----------    -----------       ------------

Net assets:
Capital paid-in                                                       91,543,367      20,336,816                       111,880,183
Accumulated net realized loss
   on investments and financial
   futures contracts                                                           0               0                                 0
Net unrealized appreciation of investments,
   financial futures contracts and foreign currency transactions               0               0                                 0
Undistributed investment income                                                0               0                                 0
                                                                     -----------      ----------    -----------       ------------
Net assets                                                            91,543,367      20,336,816                      $111,880,183
                                                                     ===========      ==========    ===========       ============

Net assets:

  US Gov't Cash Reserve                                              $91,543,367                     20,336,816 (a)   $111,880,183

  Cash Reserve                                                                        20,336,816    (20,336,816)(a)             0

                                                                     -----------      ----------    -----------       ------------
                                                                      91,543,367      20,336,816              0       $111,880,183
                                                                     ===========      ==========    ===========       ============

Shares outstanding:

  US Gov't Cash Reserve                                               91,543,367                     20,336,816 (a)    111,880,183

  Cash Reserve                                                                        20,336,816    (20,336,816)(a)              0
                                                                     -----------      ----------    -----------       ------------

Net asset value per share:
  US Gov't Cash Reserve                                                    $1.00                                             $1.00

  Cash Reserve                                                                             $1.00                             $1.00
                                                                     ===========      ==========    ===========       ============

(a) Acquisition by John Hancock US Government Cash Reserve of all the assets of John Hancock Cash Reserve, Inc. and issuance of John Hancock US Government Cash Reserve in exchange for all of the outstanding shares of John Hancock Cash Reserve, Inc.

              See Notes to Pro-forma Combined Financial Statements

                                                                       Exhibit C

John Hancock US Government Cash Reserve
Pro-forma combined statement of operations
For the 12 months Ended March 31, 2001

                                                   John Hancock
                                                  U.S. Government    John Hancock
                                                   Cash Reserve    Cash Reserve, Inc.
                                                    Year Ended      12 months ended                 Pro-Forma
                                                      3/31/01           3/31/01       Adjustments   Combined
                                                  ---------------   ---------------   -----------   ---------
Interest Income
Interest                                             6,038,551         1,348,542            0       7,387,093

Expenses
 Investment management fee                             475,689            74,760       32,571 (b)     583,020
 Distribution and service fee                          142,707                 0       32,199 (c)     174,906
 Transfer agent fee                                     96,050            38,226            0         134,276
 Registration and filing fee                            50,762                 0            0          50,762
 Custodian fee                                          39,926            37,690      (29,181)(d)      48,435
 Auditing fee                                           22,000            21,875      (16,875)(d)      27,000
 Accounting fee                                         18,242             4,096            0          22,338
 Printing                                                9,817             8,579       (5,519)(d)      12,877
 Miscellaneous                                           4,700               254            0           4,954
 Trustees' fees                                          4,697             1,199            0           5,896
 Legal fee                                               1,047               159            0           1,206
                                                     ----------     ------------      -------       ---------

 Total Expenses                                        865,637           186,838       13,195       1,065,670
                                                     ----------     ------------      -------       ---------
 Less expense reductions                              (142,707)                0      (32,199)       (174,906)
                                                     ----------     ------------      -------       ---------

Net Expense                                            722,930           186,838      (19,004)        890,764
                                                     ----------     ------------      -------       ---------

Net Investment Income                                5,315,621         1,161,704       19,004       6,496,329

Increase in net assets from operations               5,315,621         1,161,704       19,004       6,496,329

                                                                       Exhibit C

Schedule of Investments
March 31, 2001

The Schedule of Investments is a complete list of all the securities owned by the U.S. Government Cash Reserve and Cash Reserve, Inc. combined on March
31, 2001.

                                                  -----------------------------------------
                                                        U.S. Government Cash Reserve
                                                  -----------------------------------------
                                                  INTEREST      PAR VALUE         MARKET
ISSUER, DESCRIPTION                                 RATE     (000'S OMITTED)      VALUE
                                                  -----------------------------------------
U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (84.63%)
Federal Farm Credit Bank,
04-09-01
Federal Farm Credit Bank,
04-17-01
Federal Home Loan Bank,
04-17-01                                           5.125      $       2,000    $  1,998,391
Federal Home Loan Bank,
04-20-01
Federal Home Loan Bank,
04-27-01
Federal Home Loan Bank,
05-02-01                                           5.890              3,365      3,347,933
Federal Home Loan Bank,
05-18-01
Federal Home Loan Bank,
06-06-01                                           4.760              5,000      4,956,367
Federal Home Loan Bank,
06-06-01
Federal Home Loan Bank,
06-13-01                                           4.630             10,000      9,906,114
Federal Home Loan Bank,
06-18-01
Federal Home Loan Bank,
06-20-01
Federal Home Loan Mortgage Corp.,
04-03-01
Federal Home Loan Mortgage Corp.,
04-03-01
Federal Home Loan Mortgage Corp.,
04-05-01
Federal Home Loan Mortgage Corp.,
05-24-01                                           4.880              3,000      2,978,447
Federal Home Loan Mortgage Corp.,
06-08-01                                           4.700              5,655      5,604,796
Federal Home Loan Mortgage Corp.,
06-14-01
Federal Home Loan Mortgage Corp.,
06-15-01                                           5.750              3,000      2,998,107
Federal Home Loan Mortgage Corp.,
06-21-01                                           4.970              4,000      3,955,270
Federal Home Loan Mortgage Corp.,
07-16-01
Federal Home Loan Mortgage Corp.,
07-19-01
Federal National Mortgage Association,
04-05-01
Federal National Mortgage Association,

                                                  -----------------------------------------
                                                              Cash Reserve, Inc.
                                                  -----------------------------------------
                                                  INTEREST      PAR VALUE         MARKET
ISSUER, DESCRIPTION                                 RATE     (000'S OMITTED)      VALUE
                                                  -----------------------------------------
U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (84.63%)
Federal Farm Credit Bank,
04-09-01                                           4.850      $         905    $    904,147
Federal Farm Credit Bank,
04-17-01                                           4.880                485         484,014
Federal Home Loan Bank,
04-17-01
Federal Home Loan Bank,
04-20-01                                           4.870              1,000         997,565
Federal Home Loan Bank,
04-27-01                                           4.700              1,000         996,736
Federal Home Loan Bank,
05-02-01
Federal Home Loan Bank,
05-18-01                                           5.900                800         793,969
Federal Home Loan Bank,
06-06-01
Federal Home Loan Bank,
06-06-01                                           4.640              1,000         991,622
Federal Home Loan Bank,
06-13-01
Federal Home Loan Bank,
06-18-01                                           5.070                600         593,493
Federal Home Loan Bank,
06-20-01                                           5.070                450         444,993
Federal Home Loan Mortgage Corp.,
04-03-01                                           4.880                770         769,896
Federal Home Loan Mortgage Corp.,
04-03-01                                           4.890              1,000         999,864
Federal Home Loan Mortgage Corp.,
04-05-01                                           4.850                300         299,879
Federal Home Loan Mortgage Corp.,
05-24-01
Federal Home Loan Mortgage Corp.,
06-08-01
Federal Home Loan Mortgage Corp.,
06-14-01                                           4.630              1,000         990,611
Federal Home Loan Mortgage Corp.,
06-15-01
Federal Home Loan Mortgage Corp.,
06-21-01
Federal Home Loan Mortgage Corp.,
07-16-01                                           4.650              2,000       1,972,875
Federal Home Loan Mortgage Corp.,
07-19-01                                           5.100              1,000         985,210
Federal National Mortgage Association,
04-05-01                                           5.370              1,000       1,000,000
Federal National Mortgage Association,


                                                  ------------------------------
                                                              Combined
                                                  ---------------   ------------
                                                     PAR VALUE         MARKET
ISSUER, DESCRIPTION                               (000'S OMITTED)      VALUE
                                                  ---------------   ------------

U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (84.63%)
Federal Farm Credit Bank,
04-09-01                                           $        905     $    904,147
Federal Farm Credit Bank,
04-17-01                                                    485          484,014
Federal Home Loan Bank,
04-17-01                                                  2,000        1,998,391
Federal Home Loan Bank,
04-20-01                                                  1,000          997,565
Federal Home Loan Bank,
04-27-01                                                  1,000          996,736
Federal Home Loan Bank,
05-02-01                                                  3,365        3,347,933
Federal Home Loan Bank,
05-18-01                                                    800          793,969
Federal Home Loan Bank,
06-06-01                                                  5,000        4,956,367
Federal Home Loan Bank,
06-06-01                                                  1,000          991,622
Federal Home Loan Bank,
06-13-01                                                  0,000        9,906,114
Federal Home Loan Bank,
06-18-01                                                    600          593,493
Federal Home Loan Bank,
06-20-01                                                    450          444,993
Federal Home Loan Mortgage Corp.,
04-03-01                                                    770          769,896
Federal Home Loan Mortgage Corp.,
04-03-01                                                  1,000          999,864
Federal Home Loan Mortgage Corp.,
04-05-01                                                    300          299,879
Federal Home Loan Mortgage Corp.,
05-24-01                                                  3,000        2,978,447
Federal Home Loan Mortgage Corp.,
06-08-01                                                  5,655        5,604,796
Federal Home Loan Mortgage Corp.,
06-14-01                                                  1,000          990,611
Federal Home Loan Mortgage Corp.,
06-15-01                                                  3,000        2,998,107
Federal Home Loan Mortgage Corp.,
06-21-01                                                  4,000        3,955,270
Federal Home Loan Mortgage Corp.,
07-16-01                                                  2,000        1,972,875
Federal Home Loan Mortgage Corp.,
07-19-01                                                  1,000          985,210
Federal National Mortgage Association,
04-05-01                                                  1,000        1,000,000
Federal National Mortgage Association,

                                                                       Exhibit C

Schedule of Investments
March 31, 2001

The Schedule of Investments is a complete list of all the securities owned by the U.S. Government Cash Reserve and Cash Reserve, Inc. combined on March
31, 2001.

                                                  -----------------------------------------
                                                        U.S. Government Cash Reserve
                                                  -----------------------------------------
                                                  INTEREST      PAR VALUE         MARKET
ISSUER, DESCRIPTION                                 RATE     (000'S OMITTED)      VALUE
                                                  -----------------------------------------
04-16-01
Federal National Mortgage Association,
04-18-01                                           6.625      $      19,000    $ 19,014,050
Federal National Mortgage Association,
05-02-01                                           6.400              1,000      1,000,963
Federal National Mortgage Association,
05-24-01                                           7.260              6,000      6,017,928
Federal National Mortgage Association,
05-30-01                                           5.930              4,500      4,456,266
Federal National Mortgage Association,
05-31-01
Federal National Mortgage Association,
06-07-01
Federal National Mortgage Association,
06-14-01                                           4.630              3,200      3,169,545
Federal National Mortgage Association,
06-21-01                                           5.820              5,000      4,934,525
Federal National Mortgage Association,
06-28-01                                           6.870              3,000      3,011,286
                                                                               ------------
Federal National Mortgage Association,
07-12-01
Federal National Mortgage Association,
08-02-01


TOTAL U.S. GOVERNMENT OBLIGATIONS (84.63%)
(Cost $94,685,073)                                                               77,349,988
                                                                               ------------

JOINT REPURCHASE AGREEMENT (14.73%)
  Investment in a joint repurchase
   agreement transaction with
   UBS Warburg, Inc. - Dated 03-30-01,
   due 04-02-01 (secured by U. S. Treasury Bill
   due 04-19-01, and U.S Treasury Bond 8.875%
   due 08-15-17) - Note A                          5.290             13,504     13,504,000
                                                                               ------------
TOTAL JOINT REPURCHASE AGREEMENT (14.73%)
(Cost $16,479,000)                                                               13,504,000
                                                                               ------------
TOTAL INVESTMENTS (99.36%)                                                       90,853,988

OTHER ASSETS AND LIABILITIES, NET (0.64%)                                           689,379
                                                                               ------------
TOTAL NET ASSETS (100.00%)                                                     $ 91,543,367
                                                                               ============

                                                  -----------------------------------------
                                                             Cash Reserve, Inc.
                                                  -----------------------------------------
                                                  INTEREST      PAR VALUE         MARKET
ISSUER, DESCRIPTION                                 RATE     (000'S OMITTED)      VALUE
                                                  -----------------------------------------
04-16-01                                           4.900      $         325    $    324,381
Federal National Mortgage Association,
04-18-01
Federal National Mortgage Association,
05-02-01
Federal National Mortgage Association,
05-24-01
Federal National Mortgage Association,
05-30-01
Federal National Mortgage Association,
05-31-01                                           4.720              1,625       1,612,430
Federal National Mortgage Association,
06-07-01                                           4.630                900         892,360
Federal National Mortgage Association,
06-14-01
Federal National Mortgage Association,
06-21-01
Federal National Mortgage Association,
06-28-01
Federal National Mortgage Association,
07-12-01                                           4.610                300         296,120
Federal National Mortgage Association,
08-02-01                                           4.450              1,000         984,920


TOTAL U.S. GOVERNMENT OBLIGATIONS (84.63%)
(Cost $94,685,073)                                                               17,335,085
                                                                               ------------


JOINT REPURCHASE AGREEMENT (14.73%)
  Investment in a joint repurchase
   agreement transaction with
   UBS Warburg, Inc. - Dated 03-30-01,
   due 04-02-01 (secured by U. S. Treasury Bill
   due 04-19-01, and U.S Treasury Bond 8.875%
   due 08-15-17) - Note A                          5.290              2,975       2,975,000
                                                                               ------------
TOTAL JOINT REPURCHASE AGREEMENT (14.73%)
(Cost $16,479,000)                                                                2,975,000
                                                                               ------------

TOTAL INVESTMENTS (99.36%)                                                       20,310,085
                                                                               ------------

OTHER ASSETS AND LIABILITIES, NET (0.64%)                                            26,731
                                                                               ------------
TOTAL NET ASSETS (100.00%)                                                     $ 20,336,816
                                                                               ============
                                                  -------------------------------
                                                             Combined
                                                  -------------------------------
                                                     PAR VALUE         MARKET
ISSUER, DESCRIPTION                               (000'S OMITTED)      VALUE
                                                  -------------------------------
04-16-01                                           $         325    $    324,381
Federal National Mortgage Association,
04-18-01                                                  19,000      19,014,050
Federal National Mortgage Association,
05-02-01                                                   1,000       1,000,963
Federal National Mortgage Association,
05-24-01                                                   6,000       6,017,928
Federal National Mortgage Association,
05-30-01                                                   4,500       4,456,266
Federal National Mortgage Association,
05-31-01                                                   1,625       1,612,430
Federal National Mortgage Association,
06-07-01                                                     900         892,360
Federal National Mortgage Association,
06-14-01                                                   3,200       3,169,545
Federal National Mortgage Association,
06-21-01                                                   5,000       4,934,525
Federal National Mortgage Association,
06-28-01                                                   3,000       3,011,286
Federal National Mortgage Association,
07-12-01                                                     300         296,120
Federal National Mortgage Association,
08-02-01                                                   1,000         984,920


TOTAL U.S. GOVERNMENT OBLIGATIONS (84.63%)
(Cost $94,685,073)                                                    94,685,073
                                                                    ------------


JOINT REPURCHASE AGREEMENT (14.73%)
  Investment in a joint repurchase
   agreement transaction with
   UBS Warburg, Inc. - Dated 03-30-01,
   due 04-02-01 (secured by U. S. Treasury Bill
   due 04-19-01, and U.S Treasury Bond 8.875%
   due 08-15-17) - Note A                                 16,479      16,479,000
                                                                    ------------
TOTAL JOINT REPURCHASE AGREEMENT (14.73%)
(Cost $16,479,000)                                                    16,479,000
                                                                    ------------
TOTAL INVESTMENTS (99.36%)                                           111,164,073
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET (0.64%)                                716,110
                                                                    ------------
TOTAL NET ASSETS (100.00%)                                          $ 11,880,183
                                                                    ============

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock U.S. Government Cash Reserve (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-29503 and 811-1678), which information is incorporated herein by reference.



ITEM 16. EXHIBITS:

1.                   Registrant's Amended and Restated       Filed as Exhibit 99.(a) to Registrant's
                     Declaration of Trust                    Registration Statement on Form N-1A and
                                                             incorporated herein by reference to
                                                             post-effective amendment no. 51 (file nos.
                                                             811-02485 and 2-50931 on August 26, 1996;
                                                             accession no. 0001010521-96-000145) ("PEA 51")

1.1                  Amendment to Declaration of Trust       Filed as Exhibit 99.(a) 1 to Registrant's
                                                             Registration Statement on Form N-1A and
                                                             incorporated herein by reference to
                                                             post-effective amendment no. 57 (file nos.
                                                             811-02485 and 2-50931 on July 27, 1998;
                                                             accession no. 0001010521-98-000294) ("PEA 57")

1.2                  Amendment to Declaration of Trust       Filed as Exhibit 99.(a) 2 to Registrant's
                                                             Registration Statement on Form N-1A and
                                                             incorporated herein by reference to
                                                             post-effective amendment no. 60 (file nos.
                                                             811-02485 and 2-50931 on December 7, 1999;
                                                             accession no. 0001010521-00-000311) ("PEA 60")






2                    Amended and Restated By-Laws of         Filed as Exhibit 99.(b) to Registrant's
                     Registrant.                             Registration Statement on Form N-1A and
                                                             incorporated herein by reference to
                                                             post-effective amendment no. 54 (file nos.
                                                             811-02485 and 2-50931 on February 28, 1997;
                                                             accession no. 000101321-97-00231) ("PEA 54")

3                    Not applicable

4                    Form of Agreement and Plan of           Filed herewith as Exhibit B to the Proxy
                     reorganization between the Registrant   Statement and Prospectus included as Part A of
                     and John Hancock Cash Reserve, Inc.     this Registration Statement.

5                    Not applicable

6                    Investment Management Contract          Filed as Exhibit 99.(d) to Registrant's
                     between U.S. Government Cash Reserve    Registration Statement on Form N-1A and
                     and John Hancock Advisers, Inc.         incorporated herein by reference to
                                                             post-effective amendment no. 48 (file nos.
                                                             811-02485 and 2-50931 on May 9, 1995;
                                                             accession no. 0000950135-95-001114) ("PEA 48").

6.1                  Investment Management Contract          Filed as Exhibit 99.(d) 1 to PEA 54 and
                     between Money Market Fund and John      incorporated herein by reference.
                     Hancock Advisers, Inc.

7                    Distribution Agreement between the      Filed as Exhibit 99.(e) to PEA 48 and
                     Registrant and John Hancock Funds,      incorporated herein by reference.
                     Inc. (formerly named John Hancock
                     Broker Distribution Services, Inc.

7.1                  Amendment to Distribution Agreement     Filed as Exhibit 99.(e) 1 to PEA 54 and
                     between the Registrant and John         incorporated herein by reference.
                     Hancock Funds, Inc.





7.2                  Form of Financial Institution Sales     Filed as Exhibit 99.(e) to PEA 48 and
                     and Service Agreement                   incorporated herein by reference.

8                    Not applicable.

9                    Master Custodian Agreement between      Filed as Exhibit 99.(g) to Registrant's
                     John Hancock Mutual Funds (including    Registration Statement on Form N-1A and
                     Registrant) and State Street Bank &     incorporated herein by reference to
                     Trust Company.                          post-effective amendment no. 58 (file nos.
                                                             811-02485 and 2-50931 on May 24, 1999;
                                                             accession no. 0001010521-99-000220) ("PEA 58")

9.1                  Amendment to Master Custodian           Filed as Exhibit 99.(g) 1 to Registrant's
                     Agreement between John Hancock Mutual   Registration Statement on Form N-1A and
                     Funds (including Registrant) and        incorporated herein by reference to
                     State Street Bank & Trust Company.      post-effective amendment no. 62 (file nos.
                                                             811-02485 and 2-50931 on July 26, 2001;
                                                             accession no. 0001010521-01-500095) ("PEA 62")

10                   Master Transfer Agent Service           Filed as Exhibit 99(h) to PEA 57 and
                     Agreement between John Hancock Mutual   incorporated herein by reference.
                     Funds (including Registrant) and John
                     Hancock Funds, Inc.

11                   Distribution Plans between U.S.         Filed as Exhibit 99(m) to PEA 48 and
                     Government Cash Reserve and John        incorporated herein by reference.
                     Hancock Funds, Inc.

11.1                 Class A Distribution Plans between      Filed as Exhibit 99(m).1 to PEA 54 and
                     Money Market Fund and John Hancock      incorporated herein by reference.
                     Funds, Inc.

11.2                 Class B Distribution Plans between      Filed as Exhibit 99(m).2 to PEA 54 and
                     Money Market Fund and John Hancock      incorporated herein by reference.
                     Funds, Inc.





11.3                 Class C Distribution Plans between      Filed as Exhibit 99(m).3 to PEA 57 and
                     Money Market Fund and John Hancock      incorporated herein by reference.
                     Funds, Inc.

12                   Amended and restated Multiple Class     Filed as Exhibit 99.(n) to PEA 58 and
                     Plan pursuant to Rule 18f-3 for the     incorporated herein by reference.
                     Registrant.

13                   Code of Ethics John Hancock Advisers    Filed as Exhibit 99.(p) to PEA 61  and
                     and each John Hancock Fund.             incorporated herein by reference.

14                   Opinion as to legality of shares and    Filed herewith as Exhibit 14
                     consent.

15                   Form of opinion as to tax matters and   Filed herewith as Exhibit 15
                     consent.

16                   Not applicable

17                   Consents of Ernst & Young LLP           Filed herewith as Exhibit 17
                     regarding the audited financial
                     statements of Registrant and John
                     Hancock U.S. Government Cash Reserve.

18                   Not applicable

19                   Powers of Attorney                      Filed as addendum to signature pages and
                                                             incorporated herein by reference.

20                   Prospectus of John Hancock Money        Filed herewith as Exhibit 18
                     Market Funds including U.S.
                     Government Cash Reserve dated August
                     1, 2001.

21.1                 Prospectus of John Hancock  Cash        Filed herewith as Exhibit 19.
                     Reserve, Inc. dated May 1, 2001.

21.2                 Statement of Additional Information     Filed herewith as Exhibit B to Part B of this
                     of John Hancock U.S. Government Cash    Registration Statement.
                     Reserve dated August 1, 2001.

21.3                 Statement of Additional Information     Filed herewith as Exhibit A to Part B of this
                     of John Hancock Cash Reserve, Inc.      Registration Statement.
                     dated July 2, 2001

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description

4 Agreement and Plan of Reorganization between the Registrant and John Hancock Cash Reserve, Inc. (filed as EXHIBIT A to Part A of this Registration Statement).

14       Opinion as to legality of shares and consent.

15       Form of opinion as to tax matters and consent.

17 Consent of Ernst & Young LLP regarding the audited financial statements and highlights of the Registrant and John Hancock Cash Reserve, Inc.

ITEM 17

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a propectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 14th day of September, 2001.

                   JOHN HANCOCK CURRENT INTEREST

                   By:             *
                       -----------------------------
                       Maureen R. Ford
                       Trustee, Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                             Title                                  Date
        ---------                             -----                                  ----
             *                     Trustee, Chairman, President and
-----------------------            Chief Executive Officer
Maureen R. Ford

             *                     Senior Vice President and Chief
-----------------------            Financial Officer
Richard A. Brown


/s/William H. King                 Vice President, Treasurer                   September 14, 2001
-----------------------            (Chief Accounting Officer)
William H. King

             *                             Trustee
-----------------------
James F. Carlin

             *                             Trustee
-----------------------
William H. Cunningham

             *                             Trustee
-----------------------
John M. DeCiccio

             *                             Trustee
-----------------------
Ronald R. Dion


                                       2


        Signature                             Title                                  Date
        ---------                             -----                                  ----


             *                             Trustee
-----------------------
Charles L. Ladner

             *                             Trustee
-----------------------
Steven R. Pruchansky

             *                             Trustee
-----------------------
Norman H. Smith

             *                             Trustee
-----------------------
John P. Toolan



*By: /s/Susan S. Newton                                                         September 14, 2001
    -------------------
     Susan S. Newton
     Attorney-in-Fact under
     Powers of Attorney dated
     June 6, 2000, and
     June 23, 2001.
     Powers of Attorney
     filed herewith.



John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust


                                POWER OF ATTORNEY

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM H. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/Maureen R. Ford                          /s/Charles L. Ladner
------------------                          --------------------
Maureen R. Ford, as                         Charles L. Ladner
Chairman and Chief
Executive Officer

/s/John M. DeCiccio                         /s/Steven R. Pruchansky
-------------------                         -----------------------
John M. DeCiccio, as Trustee                Steven R. Pruchansky


/s/James F. Carlin                          /s/Norman H. Smith
------------------                          ------------------
James F. Carlin                             Norman H. Smith

/s/William H. Cunningham                    /s/John P. Toolan
------------------------                    -----------------
William H. Cunningham                       John P. Toolan

/s/Ronald R. Dion
-----------------
Ronald R. Dion






COMMONWEALTH OF MASSACHIUSETTS)
------------------------------
                              )ss
COUNTY OF SUFFOLK             )
-----------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika Nager
                                 --------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01Sept12.doc